UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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                           PIMCO EQUITY SERIES

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PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

February 8, 2021

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI ESG U.S. ETF (collectively, the “RAFI ETFs”); PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (collectively, the “RAE Funds”); and PIMCO Dividend and Income Fund (together with the RAFI ETFs and the RAE Funds, the “Funds” and each, a “Fund”), each a series of PIMCO Equity Series (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the Funds to be held at PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660 on March 26, 2021 at 9:00 A.M., Pacific time.

Parametric Portfolio Associates LLC (“Parametric”) serves as sub-adviser to the RAFI ETFs and portfolio implementer to the RAE Funds and equity portion of the PIMCO Dividend and Income Fund’s portfolio. Parametric is an indirect wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). As described in more detail below, a transaction involving EVC is expected to trigger automatic termination of Parametric’s sub-advisory and portfolio implementation agreements involving the Funds. The Meeting is being called to seek your approval of replacement contracts the terms of which are materially identical to the terms of the corresponding current agreements.

On October 8, 2020, EVC announced that it had entered into a definitive agreement with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its subsidiaries, including Parametric, subject to the completion or waiver of various conditions (the “Acquisition”). The Acquisition is expected to close in the second quarter of 2021. Upon closing of the Acquisition (the “Acquisition Closing Date”), it is expected that the RAFI ETFs’ sub-advisory agreement then in place with Parametric and the RAE Funds’ and PIMCO Dividend and Income Fund’s portfolio implementation agreements then in place with Parametric will automatically terminate in accordance with applicable law. In case the Acquisition closes before shareholder approval of new sub-advisory and new portfolio implementation agreements (as applicable) is obtained, the Board has approved Parametric as interim sub-adviser to the RAFI ETFs pursuant to an interim sub-advisory agreement and Parametric as interim portfolio implementer to the RAE Funds and to the equity portion of the PIMCO Dividend and Income Fund’s portfolio pursuant to interim portfolio implementation agreements, each to be effective on the Acquisition Closing Date. The terms of the interim agreements are materially identical to those of the current agreements except for term and escrow provisions required by applicable law.

In order for each Fund’s operations to continue uninterrupted after the Acquisition and, if necessary, to replace the interim agreements, we are asking the shareholders of the RAFI ETFs to approve new a sub-advisory agreement with Parametric, the shareholders of the RAE Funds to approve a new portfolio implementation agreement with Parametric and the shareholders of the PIMCO Dividend and Income Fund to approve a new portfolio implementation agreement with Parametric. Each Fund’s Board has approved the new agreements. It is important to note that in connection with the new agreements and the Acquisition, there will be no changes to your Fund’s fees, and services to be provided by Parametric to your Fund will remain the same under the new agreements. In addition, there will be no changes to the portfolio managers, investment objectives or investment strategies of your Fund.

Your vote is important. After reviewing the proposals, the Board of Trustees unanimously voted to approve them, as more fully described in the accompanying proxy statement. On behalf of the Board of Trustees, I ask you to review the proposals and vote. For more information about the proposals requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (888) 548-6498.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Peter G. Strelow

Peter G. Strelow
Chairman of the Board

PIMCO EQUITY SERIES

PIMCO RAFI DYNAMIC MULTI-FACTOR EMERGING MARKETS EQUITY ETF

PIMCO RAFI DYNAMIC MULTI-FACTOR U.S. EQUITY ETF

PIMCO RAFI DYNAMIC MULTI-FACTOR INTERNATIONAL EQUITY ETF

PIMCO RAFI ESG U.S. ETF

PIMCO RAE EMERGING MARKETS FUND

PIMCO RAE GLOBAL FUND

PIMCO RAE GLOBAL EX-US FUND

PIMCO RAE INTERNATIONAL FUND

PIMCO RAE US FUND

PIMCO RAE US SMALL FUND

PIMCO DIVIDEND AND INCOME FUND

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held March 26, 2021

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI ESG U.S. ETF (collectively, the “RAFI ETFs”); PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (collectively, the “RAE Funds”); and PIMCO Dividend and Income Fund (together with the RAFI ETFs and the RAE Funds, the “Funds” and each, a “Fund”), each a series of PIMCO Equity Series (the “Trust”), will be held at PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660 on March 26, 2021 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

Parametric Portfolio Associates LLC (“Parametric”) serves as sub-adviser to the RAFI ETFs and portfolio implementer to the RAE Funds and equity portion of the PIMCO Dividend and Income Fund’s portfolio. Parametric is an indirect wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). As described in more detail below, a transaction involving EVC is expected to trigger automatic termination of Parametric’s sub-advisory and portfolio implementation agreements involving the Funds. The Meeting is being called to seek your approval of replacement contracts the terms of which are materially identical to the terms of the corresponding current agreements.

On October 8, 2020, EVC announced that it had entered into a definitive agreement with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its subsidiaries, including Parametric, subject to the completion or waiver of various conditions (the “Acquisition”). The Acquisition is expected to close in the second quarter of 2021. Upon closing of the Acquisition (the “Acquisition Closing Date”), it is expected that the RAFI ETFs’ sub-advisory agreement then in place with Parametric and the RAE Funds’ and PIMCO Dividend and Income Fund’s portfolio implementation agreements then in place with Parametric will automatically terminate in accordance with applicable law. In case the Acquisition closes before shareholder approval of new sub-advisory and new portfolio implementation agreements (as applicable) is obtained, the Board has approved Parametric as interim sub-adviser to the RAFI ETFs pursuant to an interim sub-advisory agreement and Parametric as interim portfolio implementer to the RAE Funds and to the equity portion of the PIMCO Dividend and Income Fund’s portfolio pursuant to interim portfolio implementation agreements, each to be effective on the Acquisition Closing Date. The terms of the interim agreements are materially identical to those of the current agreements except for term and escrow provisions required by applicable law.

In order for each Fund’s operations to continue uninterrupted after the Acquisition and, if necessary, to replace the interim agreements, we are asking the shareholders of the RAFI ETFs to approve new a sub-advisory agreement with Parametric, the shareholders of the RAE Funds to approve a new portfolio implementation agreement with Parametric and the shareholders of the PIMCO Dividend and Income Fund to approve a new portfolio implementation agreement with Parametric. Each Fund’s Board has approved the new agreements. It is important to note that in connection with the new agreements and the Acquisition, there will be no changes to your Fund’s fees, and services to be provided by Parametric to your Fund will remain the same under the new agreements. In addition, there will be no changes to the portfolio managers, investment objectives or investment strategies of your Fund.

The Meeting is being held for the following purposes:

For shareholders of the RAFI ETFs ONLY:

1.	To approve a new sub-advisory agreement on behalf of the RAFI ETFs between Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment adviser, and Parametric;

For shareholders of the RAE Funds ONLY:

2.	To approve a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, Research Affiliates, LLC (“RALLC”), the RAE Funds’ sub-adviser, and Parametric;

For shareholders of the PIMCO Dividend and Income Fund ONLY:

3.	To approve a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC, the PIMCO Dividend and Income Fund’s sub-adviser, and Parametric; and

For all shareholders:

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

After careful consideration, the Trustees of the Trust unanimously approved the proposals and recommended that shareholders vote “FOR” the proposals applicable to their Funds.

The matters referenced above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on February 1, 2021 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Each share of a Fund is entitled to one vote with respect to proposals on which that Fund’s shareholders are entitled to vote, with fractional votes for fractional shares.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense and additional outreach to you, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact AST Fund Solutions, LLC, at (888) 548-6498 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 26, 2021. This Notice

of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Ryan G. Leshaw, Secretary
February 8, 2021

PIMCO EQUITY SERIES

PIMCO RAFI DYNAMIC MULTI-FACTOR EMERGING MARKETS EQUITY ETF

PIMCO RAFI DYNAMIC MULTI-FACTOR U.S. EQUITY ETF

PIMCO RAFI DYNAMIC MULTI-FACTOR INTERNATIONAL EQUITY ETF

PIMCO RAFI ESG U.S. ETF

PIMCO RAE EMERGING MARKETS FUND

PIMCO RAE GLOBAL FUND

PIMCO RAE GLOBAL EX-US FUND

PIMCO RAE INTERNATIONAL FUND

PIMCO RAE US FUND

PIMCO RAE US SMALL FUND

PIMCO DIVIDEND AND INCOME FUND

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(888) 548-6498

For account information call:

Mutual Funds: (888) 877-4626

ETFs: (888) 400-4383

If a broker or other nominee holds your shares, you may contact the broker or nominee directly.

JOINT PROXY STATEMENT

Special Meeting of Shareholders

To be Held on March 26, 2021

This joint proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Equity Series (the “Trust”), a Delaware statutory trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for use at a special meeting of shareholders of the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI ESG U.S. ETF (collectively, the “RAFI ETFs”); PIMCO RAE

Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (collectively, the “RAE Funds”); and PIMCO Dividend and Income Fund (together with the RAFI ETFs and the RAE Funds, the “Funds” and each, a “Fund”), each a series of PIMCO Equity Series (the “Trust”). I am pleased to invite you to a special meeting of shareholders of the Funds to be held at PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660 on March 26, 2021 at 9:00 A.M., Pacific time, or as adjourned from time to time (for each Fund, a “Meeting” and collectively, the “Meetings”).

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of the Fund in light of the similar matters being considered and voted on by the shareholders of each Fund. The Meetings are being held together for convenience, but each Meeting is a separate meeting. This Joint Proxy Statement and the accompanying materials are first being mailed to shareholders on or about February 12, 2021.

Parametric Portfolio Associates LLC (“Parametric”) serves as sub-adviser to the RAFI ETFs and portfolio implementer to the RAE Funds and equity portion of the PIMCO Dividend and Income Fund’s portfolio. Parametric is an indirect wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). As described in more detail below, a transaction involving EVC is expected to trigger automatic termination of Parametric’s sub-advisory and portfolio implementation agreements involving the Funds. The Meetings are being called to seek your approval of replacement contracts the terms of which are materially identical to the terms of the corresponding current agreements.

On October 8, 2020, EVC announced that it had entered into a definitive agreement with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its subsidiaries, including Parametric, subject to the completion or waiver of various conditions (the “Acquisition”). The Acquisition is expected to close in the second quarter of 2021. Upon closing of the Acquisition (the “Acquisition Closing Date”), it is expected that the RAFI ETFs’ sub-advisory agreement then in place with Parametric and the RAE Funds’ and PIMCO Dividend and Income Fund’s portfolio implementation agreements then in place with Parametric will automatically terminate in accordance with applicable law. In case the Acquisition closes before shareholder approval of new sub-advisory and new portfolio implementation agreements (as applicable) is obtained, the Board has approved Parametric as interim sub-adviser to the RAFI ETFs pursuant to an interim sub-advisory agreement and Parametric as interim portfolio implementer to the RAE Funds and to the equity portion of the PIMCO Dividend and Income Fund’s portfolio pursuant to interim portfolio implementation agreements, each to be effective on the Acquisition Closing

Date. The terms of the interim agreements are materially identical to those of the current agreements except for term and escrow provisions required by applicable law.

In order for each Fund’s operations to continue uninterrupted after the Acquisition and, if necessary, to replace the interim agreements, we are asking the shareholders of the RAFI ETFs to approve new a sub-advisory agreement with Parametric, the shareholders of the RAE Funds to approve a new portfolio implementation agreement with Parametric and the shareholders of the PIMCO Dividend and Income Fund to approve a new portfolio implementation agreement with Parametric. Each Fund’s Board has approved the new agreements.

The Board and Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser, believe that the proposals are in the best interests of each applicable Fund’s shareholders and therefore recommend that you approve the applicable agreement with Parametric.

The Meetings are being held for the following purposes:

For shareholders of the RAFI ETFs ONLY:

1.	To approve a new sub-advisory agreement on behalf of the RAFI ETFs between PIMCO and Parametric (“Sub-Advisory Agreement”);

For shareholders of the RAE Funds ONLY:

2.

To approve a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, Research Affiliates, LLC (“RALLC”), the RAE Funds’ sub-adviser, and Parametric (“RAE Portfolio Implementation Agreement”);

For shareholders of the PIMCO Dividend and Income Fund ONLY:

3.

To approve a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC, the PIMCO Dividend and Income Fund’s sub-adviser, and Parametric (“DIF Portfolio Implementation Agreement”); and

For all shareholders:

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

With respect to each Meeting, all properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares (“Shares”) will be voted “FOR” the proposals. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. The Fund of which you are a shareholder is named on a proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund on the Record Date (as defined below), you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals applicable to EACH Fund you own.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on February 1, 2021 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share registered in his or her name.

As of the Record Date, the following number of Shares of the Funds, and each class of the PIMCO Dividend and Income Fund and RAE Funds, representing the corresponding number of votes, were outstanding:

RAFI ETFs

Fund	Number of Shares Outstanding (Votes)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	22,520,000.000
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	2,020,000.000
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	3,060,000.000
PIMCO RAFI ESG U.S. ETF	470,000.000

RAE Funds

Fund	Number of Shares Outstanding (Votes)
PIMCO RAE Emerging Markets Fund — Institutional Class	165,672,011.254
PIMCO RAE Emerging Markets Fund — I-2	283,292.376
PIMCO RAE Emerging Markets Fund — Class A	1,576,549.219

PIMCO RAE Emerging Markets Fund	167,531,852.849

Fund	Number of Shares Outstanding (Votes)
PIMCO RAE Global Fund — Institutional Class	29,093,546.978
PIMCO RAE Global Fund — I-2	11,766.392
PIMCO RAE Global Fund — Class A	105,872.775

PIMCO RAE Global Fund	29,211,186.145

Fund	Number of Shares Outstanding (Votes)
PIMCO RAE Global ex-US Fund — Institutional Class	6,658,497.955
PIMCO RAE Global ex-US Fund — I-2	523.910
PIMCO RAE Global ex-US Fund — Class A	1,298,306.342

PIMCO RAE Global ex-US Fund	7,957,328.207

Fund	Number of Shares Outstanding (Votes)
PIMCO RAE International Fund — Institutional Class	107,895,697.608
PIMCO RAE International Fund — I-2	73,427.934
PIMCO RAE International Fund — Class A	430,039.060

PIMCO RAE International Fund	108,399,164.602

Fund	Number of Shares Outstanding (Votes)
PIMCO RAE US Fund — Institutional Class	64,973,991.524
PIMCO RAE US Fund — I-2	1,736,587.367
PIMCO RAE US Fund — Class A	724,688.293

PIMCO RAE US Fund	67,435,267.184

Fund	Number of Shares Outstanding (Votes)
PIMCO RAE US Small Fund — Institutional Class	47,722,070.746
PIMCO RAE US Small Fund — I-2	103,904.300
PIMCO RAE US Small Fund — Class A	529,815.660

PIMCO RAE US Small Fund	48,355,790.706

PIMCO Dividend and Income Fund

Fund	Number of Shares Outstanding (Votes)
PIMCO Dividend and Income Fund — Institutional Class	1,598,043.186
PIMCO Dividend and Income Fund — I-2	1,593,842.997
PIMCO Dividend and Income Fund — Class A	9,763,096.604
PIMCO Dividend and Income Fund — Class C	2,860,398.330

PIMCO Dividend and Income Fund	15,815,381.117

Please see Appendix H for more information regarding the beneficial ownership of Fund Shares.

Shareholders can find important information about their Fund in the most recent annual and semi-annual reports to shareholders. Shareholders may request a copy of these reports by writing to the Trust at the above address, by calling the appropriate telephone number above or online at https://www.pimco.com/resources.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

PROPOSAL 1: FOR SHAREHOLDERS OF THE RAFI ETFS ONLY

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

The Board of Trustees is proposing that shareholders of the RAFI ETFs approve the Sub-Advisory Agreement, a copy of which is attached as Appendix A, to be entered into between PIMCO and Parametric. The Trust and PIMCO wish to have Parametric continue to provide sub-advisory services to the RAFI ETFs pursuant to the Sub-Advisory Agreement. The description of the Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The vote of shareholders on Proposals 2 and 3 do not affect the Board’s recommendation with respect to Proposal 1. If the shareholders of a RAFI ETF approve of the Sub-Advisory Agreement, the Sub-Advisory Agreement will be approved and effective with respect to that RAFI ETF regardless of whether the shareholders of the other RAFI ETFs approve of the Sub-Advisory Agreement. Proposal 1 is contingent on the closing of the Acquisition and in the event that the Acquisition does not successfully close on the Acquisition Closing Date, (i) Proposal 1 would not be implemented regardless of how the shareholders vote, and (ii) the existing RAFI ETFs’ sub-advisory agreement then in place with Parametric will continue in effect.

Proposal Summary

Parametric currently serves as sub-adviser to the RAFI ETFs pursuant to a sub-advisory agreement between PIMCO and Parametric dated June 16, 2017, as supplemented November 5, 2019. See the section “Additional Information Regarding Proposals 1, 2, and 3 — Parametric — Current Sub-Advisory Agreement for the RAFI ETFs” below for more information. Following the expected automatic termination of the sub-advisory agreement upon the Acquisition Closing Date and to the extent that shareholder approval of the Sub-Advisory Agreement has not been obtained at such time, Parametric will serve as sub-adviser to the RAFI ETFs pursuant to an interim sub-advisory agreement (“Interim Sub-Advisory Agreement”), which was approved by the Board on January 15, 2021, in reliance on Rule 15a-4 under the 1940 Act. See the section “Additional Information Regarding Proposals 1, 2, and 3 — Parametric — Interim Sub-Advisory Agreement for the RAFI ETFs” below for more information. With respect to services provided by Parametric to the RAFI ETFs, the Interim Sub-Advisory Agreement contains substantially identical terms as the current sub-advisory agreement. In addition, with respect to services provided by Parametric to the RAFI ETFs, the terms of the Interim Sub-Advisory Agreement and the terms of the proposed Sub-Advisory Agreement are substantially identical. Therefore, if the Sub-Advisory Agreement is approved, it is expected that there would be no difference in the services to be provided to the RAFI ETFs by Parametric pursuant to all sub-advisory agreements before and after the Acquisition.

Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement has a duration no greater than 150 days and may be terminated at any time with respect to a RAFI ETF by the Board or a majority of the RAFI ETF’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim Sub-Advisory Agreement is substantially the same as under the proposed Sub-Advisory Agreement except that, pursuant to Rule 15a-4: (i) the compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the RAFI ETFs’ custodian or a bank; (ii) if the proposed Sub-Advisory Agreement is approved by shareholders of a RAFI ETF by the end of the Interim Sub-Advisory Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Parametric; and (iii) if no contract with Parametric pertaining to a RAFI ETF is approved by shareholders of the RAFI ETF by the end of the Interim Sub-Advisory Agreement’s 150-day term, Parametric will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim Sub-Advisory Agreement with respect to the RAFI ETF (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account with respect to the RAFI ETF (plus interest earned).

Below is a summary of the Sub-Advisory Agreement. Following the subsequent discussion of Proposal 3 is information about PIMCO and Parametric and a discussion of the factors considered by the Board of Trustees when it approved the Interim Sub-Advisory Agreement and Sub-Advisory Agreement.

Proposed Sub-Advisory Agreement

The Board of Trustees unanimously approved the Sub-Advisory Agreement at a meeting held on January 15, 2021, subject to approval with respect to each RAFI ETF by the applicable RAFI ETF’s shareholders. The Sub-Advisory Agreement will take effect with respect to a RAFI ETF upon the Acquisition Closing Date or, if later, as soon as practicable after it is approved by shareholders of the RAFI ETF.

The Sub-Advisory Agreement will have an initial two-year term from the date of the Sub-Advisory Agreement. The Sub-Advisory Agreement can be renewed with respect to a RAFI ETF for successive 12-month periods, subject to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Trustees or a majority of the RAFI ETF’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Trustees who are not “interested persons” of the RAFI ETF (“Independent Trustees”)). It can also be terminated with respect to a RAFI ETF, without penalty, by: (i) a vote of a majority of the RAFI ETF’s outstanding voting securities (as defined in the 1940 Act); (ii) a vote of a majority of the Board upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Parametric upon 60 days’ written notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Sub-Advisory Agreement, Parametric will continue to provide, subject to the supervision of PIMCO, investment advisory services to the RAFI ETFs, including execution of all portfolio transactions on behalf of the RAFI ETFs necessary to invest the assets of each RAFI ETF in the component securities of its underlying index.

In exchange for services rendered under the Sub-Advisory Agreement, PIMCO will pay Parametric certain fees as described below. PIMCO will pay an annual base fee with respect to each RAFI ETF in the amount of $10,000 (the “Base Fee”). The Base Fee will be paid monthly in arrears on the first business day of each month. Additionally, PIMCO will pay Parametric a monthly fee, which accrues daily at an annual rate according to the following schedule:

Fund	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.05%	$0 - $50 of net assets
	0.04%	Over $50 - $100 of net assets
	0.025%	Over $100 - $350 of net assets
	0.02%	Over $350 of net assets

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.065%	$0 - $50 of net assets
	0.05%	Over $50 - $100 of net assets
	0.035%	Over $100 - $350 of net assets
	0.03%	Over $350 of net assets

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.12%	$0 - $50 of net assets
	0.11%	Over $50 - $100 of net assets
	0.075%	Over $100 - $350 of net assets
	0.055%	Over $350 of net assets

Fund	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)
PIMCO RAFI ESG U.S. ETF	0.05%	$0 - $50 of net assets
	0.04%	Over $50 - $100 of net assets
	0.025%	Over $100 - $350 of net assets
	0.02%	Over $350 of net assets

Parametric will not be compensated directly by any RAFI ETF, nor will any RAFI ETF’s advisory or other fees increase if the Sub-Advisory Agreement is approved. If any investment company, separate account, sub-advised account, other pooled vehicle or other account which is (i) sponsored or advised by PIMCO and sub-advised by Parametric or provided portfolio implementation services by Parametric pursuant to an agreement wherein Parametric may exercise limited investment discretion and (ii) eligible to invest in a RAFI ETF (“PIMCO/Parametric Managed Account”) invests in a RAFI ETF, Parametric will, subject to applicable law, waive any fee to which it would be entitled under the Sub-Advisory Agreement with respect to any assets of a PIMCO/Parametric Managed Account invested in the RAFI ETF. By way of clarification, any assets of a PIMCO/Parametric Managed Account invested in the RAFI ETF shall be excluded when the RAFI ETF’s net assets are valued for the purpose of calculating the applicable fees payable to Parametric under the Sub-Advisory Agreement.

The Sub-Advisory Agreement provides that Parametric will not be liable for any error of judgment or mistake of law or for any loss suffered by PIMCO, the Trust or a RAFI ETF in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty by Parametric under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Parametric in the performance of its duties or from reckless disregard by it of its obligations or duties under the Sub-Advisory Agreement.

Parametric has indicated that there is a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in Section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Acquisition.

The Trustees of the Trust recommend that shareholders of the RAFI ETFs vote “FOR” Proposal 1.

PROPOSAL 2: FOR SHAREHOLDERS OF THE RAE FUNDS ONLY

APPROVAL OF THE PROPOSED RAE PORTFOLIO IMPLEMENTATION AGREEMENT

The Board of Trustees is proposing that shareholders of the RAE Funds approve the RAE Portfolio Implementation Agreement, a copy of which is attached as Appendix B, to be entered into among PIMCO, RALLC, and Parametric. The Trust and PIMCO wish to have Parametric continue to provide portfolio implementation services to the RAE Funds pursuant to the RAE Portfolio Implementation Agreement. The description of the RAE Portfolio Implementation Agreement that follows is qualified in its entirety by reference to Appendix B.

The vote of shareholders on Proposals 1 and 3 do not affect the Board’s recommendation with respect to Proposal 2. If the shareholders of a RAE Fund approve of the RAE Portfolio Implementation Agreement, the RAE Portfolio Implementation Agreement will be approved and effective with respect to that RAE Fund regardless of whether the shareholders of the other RAE Funds approve of the RAE Portfolio Implementation Agreement. Proposal 2 is contingent on the closing of the Acquisition and in the event that the Acquisition does not successfully close on the Acquisition Closing Date, (i) Proposal 2 would not be implemented regardless of how the shareholders vote, and (ii) the existing RAE Funds’ portfolio implementation agreement then in place with Parametric will continue in effect.

Proposal Summary

Parametric currently serves as portfolio implementer to the RAE Funds pursuant to a portfolio implementation agreement among PIMCO, Parametric and RALLC, dated March 11, 2015. See the section “Additional Information Regarding Proposals 1, 2, and 3 — Parametric — Current Portfolio Implementation Agreement for the RAE Funds” below for more information. Following the expected automatic termination of the portfolio implementation agreement upon the Acquisition Closing Date and to the extent that shareholder approval of the RAE Portfolio Implementation Agreement has not been obtained at such time, Parametric will serve as portfolio implementer to the RAE Funds pursuant to an interim portfolio implementation agreement (“Interim RAE Portfolio Implementation Agreement”), which was approved by the Board on January 15, 2021, in reliance on Rule 15a-4 under the 1940 Act. See the section “Additional Information Regarding Proposals 1, 2, and 3 — Parametric — Interim Portfolio Implementation Agreement for the RAE Funds” below for more information. With respect to services provided by Parametric to the RAE Funds, the Interim RAE Portfolio Implementation Agreement contains substantially identical terms as the current portfolio implementation agreement. In addition, with respect to services provided by Parametric to the RAE Funds, the terms of the Interim RAE Portfolio Implementation Agreement and the terms of the proposed RAE Portfolio Implementation Agreement are substantially identical. Therefore, if the RAE Portfolio Implementation Agreement is approved, it is expected that there would be no difference in the services to be provided to the RAE Funds by Parametric pursuant to all portfolio implementation agreements before and after the Acquisition.

Pursuant to Rule 15a-4 under the 1940 Act, the Interim RAE Portfolio Implementation Agreement has a duration no greater than 150 days and may be terminated at any time with respect to an RAE Fund by the Board or a majority of the RAE Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim RAE Portfolio Implementation Agreement is substantially the same as under the proposed RAE Portfolio Implementation Agreement except that, pursuant to Rule 15a-4: (i) the compensation earned under the Interim RAE Portfolio Implementation Agreement will be held in an interest-bearing escrow account with the RAE Funds’ custodian or a bank; (ii) if the proposed RAE Portfolio Implementation Agreement is approved by shareholders by the end of the Interim RAE Portfolio Implementation Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Parametric; and (iii) if no contract with Parametric pertaining to a RAE Fund is approved by shareholders of that Fund by the end of the Interim RAE Portfolio Implementation Agreement’s 150-day term, Parametric will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim RAE Portfolio Implementation Agreement with respect to the RAE Fund (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account with respect to the RAE Fund (plus interest earned).

Below is a summary of the RAE Portfolio Implementation Agreement. Following the subsequent discussion of Proposal 3 is information about PIMCO and Parametric and a discussion of the factors considered by the Board of Trustees when it approved the Interim RAE Portfolio Implementation Agreement and RAE Portfolio Implementation Agreement.

Proposed RAE Portfolio Implementation Agreement

The Board of Trustees unanimously approved the RAE Portfolio Implementation Agreement at a meeting held on January 15, 2021, subject to approval with respect to an RAE Fund by the RAE Fund’s shareholders. The RAE Portfolio Implementation Agreement will take effect with respect to an

RAE Fund upon the Acquisition Close Date or, if later, as soon as practicable after it is approved by shareholders of the RAE Fund.

The RAE Portfolio Implementation Agreement will have an initial two-year term from the date of the RAE Portfolio Implementation Agreement. The RAE Portfolio Implementation Agreement can be renewed with respect to an RAE Fund for successive 12-month periods, subject to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Trustees or a majority of the RAE Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Trustees who are not “interested persons” of the RAE Fund (“Independent Trustees”)). It can also be terminated with respect to a RAE Fund, without penalty, by: (i) a vote of a majority of the RAE Fund’s outstanding voting securities (as defined in the 1940 Act); (ii) a vote of a majority of the Board upon 60 days’ written notice; (iii) PIMCO and RALLC upon 60 days’ written notice; or (iv) Parametric upon 60 days’ written notice. The RAE Portfolio Implementation Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the RAE Portfolio Implementation Agreement, Parametric will continue to provide, subject to the direct supervision of RALLC and the ultimate supervision of PIMCO, portfolio implementation services to the RAE Funds including responsibility for effecting all portfolio transactions on behalf of the RAE Funds. In addition, Parametric will continue to have discretion to execute all portfolio transactions on behalf of each PIMCO RAE Fund necessary to implement the relevant indicative portfolio specified by RALLC for such Fund. In exercising such discretion, Parametric will continue to seek to limit tracking error from the indicative portfolio but may allow a RAE Fund’s portfolio to vary from the indicative portfolio subject to the supervision of RALLC. Additionally, Parametric may, in its sole discretion but subject to any restrictions communicated to Parametric by RALLC in writing, decline to purchase a security specified in an indicative portfolio, or decide to substitute a security specified in an indicative portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided that such Substitute Security provides similar economic exposure as the Original Security. Parametric’s ability to exercise this limited discretion will continue to be subject to any guidelines, limitations or restrictions provided by RALLC or PIMCO. In addition to effecting all portfolio transactions on behalf of the RAE Funds, Parametric will continue to be responsible for providing certain specified middle and back office operational support functions for the RAE Funds with respect to the services Parametric provides under the RAE Portfolio Implementation Agreement.

In exchange for services rendered in connection with the RAE Portfolio Implementation Agreement, PIMCO will pay Parametric certain fees as described below. PIMCO will pay an annual base fee with respect to each RAE Fund in the amount of $30,000 (the “Base Fee”). The Base Fee will be paid monthly in arrears on the first business day of each month. Additionally, PIMCO will pay Parametric a monthly fee, which accrues daily at an annual rate according to the following schedule:

Fund	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)
PIMCO RAE US Fund	0.14%	$0 - $50 of net assets
	0.11%	Over $50 - $100 of net assets
	0.07%	Over $100 - $350 of net assets
	0.05%	Over $350 of net assets

PIMCO RAE US Small Fund	0.18%	$0 - $50 of net assets
	0.14%	Over $50 - $100 of net assets
	0.10%	Over $100 - $350 of net assets
	0.08%	Over $350 of net assets

PIMCO RAE International Fund	0.18%	$0 - $50 of net assets
	0.14%	Over $50 - $100 of net assets
	0.10%	Over $100 - $350 of net assets
	0.08%	Over $350 of net assets

PIMCO RAE Emerging Markets Fund	0.34%	$0 - $50 of net assets
	0.31%	Over $50 - $100 of net assets
	0.21%	Over $100 - $350 of net assets
	0.15%	Over $350 of net assets

PIMCO RAE Global Fund	0.16%	$0 - $50 of net assets
	0.13%	Over $50 - $100 of net assets
	0.09%	Over $100 - $350 of net assets
	0.07%	Over $350 of net assets

PIMCO RAE Global ex-US Fund	0.16%	$0 - $50 of net assets
	0.13%	Over $50 - $100 of net assets
	0.09%	Over $100 - $350 of net assets
	0.07%	Over $350 of net assets

With respect to the monthly fees shown above, Parametric shall apply a “relationship discount” as set forth below based on the aggregate amount of assets of any investment company, separate account, sub-advised account, other pooled vehicle or other account which is sponsored or advised by PIMCO (“PIMCO Managed Account”) and any investment company, separate account, sub-advised account, other pooled vehicle or other account which is sponsored or advised by RALLC, for which Parametric provides portfolio implementation services or other substantially similar services. Any such relationship discount applied to the fee rates for each RAE Fund shall be calculated in accordance with the relationship discount schedule set forth below.

Relationship Discount

Assets Under Management (Millions)	Fee Rate Discount
0 - $200	0%
$200 - $500	-20%
$500 - $1500	-30%
$1500+	-50%

Parametric will not be compensated directly by any RAE Fund, nor will any RAE Fund’s advisory or other fees increase if the RAE Portfolio Implementation Agreement is approved. If the PIMCO RAE Global Fund or PIMCO RAE Global ex-US Fund invest in any PIMCO Managed Account, Parametric will, subject to applicable law, waive any fee to which it would be entitled under the RAE Portfolio Implementation Agreement with respect to any assets of PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund invested in a PIMCO Managed Account. By way of clarification, any assets of PIMCO RAE Global Fund or PIMCO RAE Global ex-US Fund invested in a PIMCO Managed Account when the PIMCO RAE Global Fund’s or PIMCO RAE Global ex-US Fund’s net assets are valued for the purpose of calculating the applicable asset-based fees payable to Parametric under the RAE Portfolio Implementation Agreement.

The RAE Portfolio Implementation Agreement provides that Parametric will not be liable for any error of judgment or mistake of law or for any loss suffered by PIMCO, RALLC, the Trust or a RAE Fund in connection with the matters to which the RAE Portfolio Implementation Agreement relates, except a loss resulting from a breach of fiduciary duty by Parametric under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Parametric in the performance of its duties or from reckless disregard by it of its obligations or duties under the RAE Portfolio Implementation Agreement.

Parametric has indicated that there is a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in Section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Acquisition.

The Trustees of the Trust recommend that shareholders of the RAE Funds vote “FOR” Proposal 2.

PROPOSAL 3: FOR SHAREHOLDERS OF THE PIMCO DIVIDEND AND INCOME FUND ONLY

APPROVAL OF THE PROPOSED DIF PORTFOLIO IMPLEMENTATION AGREEMENT

The Board of Trustees is proposing that shareholders of the PIMCO Dividend and Income Fund approve the DIF Portfolio Implementation Agreement, a copy of which is attached as Appendix C, to be entered into among PIMCO, RALLC, and Parametric. The Trust and PIMCO wish to have Parametric continue to provide portfolio implementation services to the PIMCO Dividend and Income Fund under the DIF Portfolio Implementation Agreement. The description of the DIF Portfolio Implementation Agreement that follows is qualified in its entirety by reference to Appendix C.

The vote of shareholders on Proposals 1 and 2 do not affect the Board’s recommendation with respect to Proposal 3. Proposal 3 is contingent on the closing of the Acquisition and in the event that the Acquisition does not successfully close on the Acquisition Closing Date, (i) Proposal 3 would not be implemented regardless of how the shareholders vote, and (ii) the existing PIMCO Dividend and Income Fund portfolio implementation agreement then in place with Parametric will continue in effect.

Proposal Summary

Parametric currently serves as portfolio implementer to the equity portion of the PIMCO Dividend and Income Fund pursuant to a portfolio implementation agreement among PIMCO, Parametric, and RALLC, dated August 26, 2016. See “Additional Information Regarding Proposals 1, 2, and 3 — Parametric — Current Portfolio Implementation Agreement for the PIMCO Dividend and Income Fund” below for more information. Following the expected automatic termination of the portfolio implementation agreement upon the Acquisition Closing Date and to the extent that shareholder approval of the DIF Portfolio Implementation Agreement has not been obtained at such time, Parametric will serve as portfolio implementer to the equity portion of the PIMCO Dividend and Income Fund pursuant to an interim portfolio implementation agreement (“Interim DIF Portfolio Implementation Agreement”), which was approved by the Board on January 15, 2021, in reliance on Rule 15a-4 under the 1940 Act. See “Additional Information Regarding Proposals 1, 2, and 3 — Parametric — Interim Portfolio Implementation Agreement for the PIMCO Dividend and Income Fund” below for more information. With respect to services provided by Parametric to the equity portion of the PIMCO Dividend and Income Fund, the Interim DIF Portfolio Implementation Agreement contains substantially identical terms as the current portfolio implementation agreement. In addition, with respect to services provided by Parametric to the equity portion of the PIMCO Dividend and Income Fund, the terms of the Interim DIF Portfolio Implementation Agreement and the terms of the proposed DIF Portfolio Implementation Agreement are substantially identical. Therefore, if the DIF Portfolio Implementation Agreement is approved, it is expected that there would be no difference in the services to be provided to the equity portion of the PIMCO Dividend and Income Fund by Parametric pursuant to all portfolio implementation agreements before and after the Acquisition.

Pursuant to Rule 15a-4 under the 1940 Act, the Interim DIF Portfolio Implementation Agreement has a duration no greater than 150 days and may be terminated at any time with respect to the PIMCO Dividend and Income Fund by the Board or a majority of the PIMCO Dividend and Income Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim DIF Portfolio Implementation Agreement is substantially the same as under the proposed DIF Portfolio Implementation Agreement except that, pursuant to Rule 15a-4: (i) the compensation earned under the Interim DIF Portfolio Implementation Agreement will be held in an interest-bearing escrow account with the PIMCO Dividend and Income Fund’s custodian or a bank; (ii) if the proposed DIF Portfolio Implementation Agreement is approved by shareholders by the end of the Interim DIF Portfolio Implementation Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Parametric; and (iii) if no contract with Parametric pertaining to the PIMCO Dividend and Income Fund is approved by its shareholders by the end of the Interim DIF Portfolio Implementation Agreement’s 150-day term, Parametric will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim DIF Portfolio Implementation Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

Below is a summary of the DIF Portfolio Implementation Agreement, information about PIMCO and Parametric, and a discussion of the factors considered by the Board of Trustees when it approved the Interim DIF Portfolio Implementation Agreement and the DIF Portfolio Implementation Agreement.

Proposed DIF Portfolio Implementation Agreement

The Board of Trustees unanimously approved the DIF Portfolio Implementation Agreement at a meeting held on January 15, 2021, subject to approval by the PIMCO Dividend and Income Fund’s shareholders. The DIF

Portfolio Implementation Agreement will take effect upon the Acquisition Close Date or, if later, as soon as practicable after it is approved by shareholders of the PIMCO Dividend and Income Fund.

The DIF Portfolio Implementation Agreement will have an initial two-year term from the date of the DIF Portfolio Implementation Agreement. The DIF Portfolio Implementation Agreement can be renewed for successive 12-month periods, subject to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Trustees or a majority of the PIMCO Dividend and Income Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”)). It can also be terminated with respect to the PIMCO Dividend and Income Fund, without penalty, by: (i) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act); (ii) a vote of a majority of the Board upon 60 days’ written notice; (iii) PIMCO and RALLC upon 60 days’ written notice; or (iv) Parametric upon 60 days’ written notice. The DIF Portfolio Implementation Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the DIF Portfolio Implementation Agreement, Parametric will continue to provide, subject to the direct supervision of RALLC and the ultimate supervision of PIMCO, portfolio implementation services to the PIMCO Dividend and Income Fund including responsibility for effecting all portfolio transactions on behalf of the equity portion of the PIMCO Dividend and Income Fund’s portfolio. In addition, Parametric will continue to have discretion to execute all portfolio transactions on behalf of the equity portion of the PIMCO Dividend and Income Fund necessary to implement the relevant indicative portfolio specified by RALLC. In exercising such discretion, Parametric will continue to seek to limit tracking error from the indicative portfolio but may allow the equity portion of the PIMCO Dividend and Income Fund’s portfolio to vary from the indicative portfolio subject to the supervision of RALLC. Additionally, Parametric may, in its sole discretion but subject to any restrictions communicated to Parametric by RALLC in writing, decline to purchase a security specified in an indicative portfolio, or decide to substitute a security specified in an indicative portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided that such Substitute Security provides similar economic exposure as the Original Security. Parametric’s ability to exercise this limited discretion will continue to be subject to any guidelines, limitations or restrictions provided by RALLC or PIMCO. In addition to effecting all portfolio transactions on behalf of the equity portion of the PIMCO Dividend and Income Fund’s portfolio, Parametric will continue to be responsible for providing certain specified middle and back office operational support functions for the PIMCO Dividend and Income Fund with respect to the services Parametric provides under the DIF Portfolio Implementation Agreement.

In exchange for services rendered in connection with the DIF Portfolio Implementation Agreement, PIMCO will continue to pay Parametric certain fees as described below. PIMCO will pay an annual base fee in the amount of $10,000 (the “Base Fee”). The Base Fee will be paid monthly in arrears on the first business day of each month. Additionally, PIMCO will pay Parametric a monthly fee, which accrues daily at an annual rate according to the following schedule of the PIMCO Dividend and Income Fund’s average daily net assets attributable to its Equity Sleeve:

Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)
0.07%	$0 - $50 of net assets attributable to the Equity Sleeve

0.06%	Over $50 - $100 of net assets attributable to the Equity Sleeve

0.04%	Over $100 - $350 of net assets attributable to the Equity Sleeve

0.035%	Over $350 of net assets attributable to the Equity Sleeve

Parametric will not be compensated directly by the PIMCO Dividend and Income Fund, nor will the PIMCO Dividend and Income Fund’s advisory or other fees increase if the DIF Portfolio Implementation Agreement is approved. If any investment company, separate account, sub-advised account, other pooled vehicle or other account which is (i) sponsored or advised by PIMCO, (ii) sub-advised by RALLC pursuant to an agreement wherein RALLC is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated, (iii) provided portfolio implementation services by Parametric and (iv) eligible to invest in the PIMCO Dividend and Income Fund (“PIMCO/RA/PPA Managed Account”) invests in the PIMCO Dividend and Income Fund, Parametric will, subject to applicable law, waive any fee to which it would be entitled under the DIF Portfolio Implementation Agreement with respect to any assets of a PIMCO/RA/PPA Managed Account invested in the PIMCO Dividend and Income Fund. By way of clarification, any assets of a PIMCO/RA/PPA Managed Account invested in the PIMCO Dividend and Income Fund shall be excluded when the PIMCO Dividend and Income Fund’s net assets attributable to the equity portion of its portfolio are valued for the purpose of calculating the applicable fees payable to Parametric under the DIF Portfolio Implementation Agreement.

The DIF Portfolio Implementation Agreement provides that Parametric will not be liable for any error of judgment or mistake of law or for any loss suffered by PIMCO, RALLC, the Trust or the PIMCO Dividend and Income Fund in connection with the matters to which the DIF Portfolio Implementation Agreement relates, except a loss resulting from a breach of fiduciary duty by Parametric under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Parametric in the performance of its duties or from reckless disregard by it of its obligations or duties under the DIF Portfolio Implementation Agreement.

Parametric has indicated that there is a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in Section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Acquisition.

The Trustees of the Trust recommend that shareholders of the PIMCO Dividend and Income Fund vote “FOR” Proposal 3.

ADDITIONAL INFORMATION REGARDING PROPOSALS 1, 2 AND 3

PIMCO

PIMCO, a Delaware limited liability company, serves as investment adviser to the RAE Funds and PIMCO Dividend and Income Fund pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. A copy of the Advisory Contract is attached as Appendix D and any description of the Advisory Contract that follows is qualified in its entirety by reference to Appendix D. PIMCO also serves as administrator to the RAE Funds and the PIMCO Dividend and Income Fund pursuant to an administration agreement with the Trust. PIMCO serves as investment manager to the RAFI ETFs pursuant to an investment management agreement (“Investment Management Agreement”). A copy of the Investment Management Agreement is attached as Appendix E and any description of the Investment Management Agreement that follows is qualified in its entirety by reference to Appendix E. PIMCO is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser.

PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $2.03 trillion of assets under management as of September 30, 2020 and $1.54 trillion of third-party assets under management.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, each a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE, organized in Munich, Germany. Allianz Asset Management’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest, and Allianz Asset Management GmbH, organized in Munich, Germany, which owns a 0.1% non-managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Europe B.V., organized in Amsterdam, The Netherlands. Allianz Europe B.V. is a wholly-owned subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management GmbH. Allianz SE holds a 74.48% interest in Allianz Asset Management GmbH, and Allianz Finanzbeteiligungs GmbH, organized in Munich, Germany, holds the remaining 25.52% interest in Allianz Asset Management GmbH. Allianz Finanzbeteiligungs GmbH is a wholly-owned subsidiary of Allianz SE.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of Tucker Fitzpatrick.

There are currently no significant institutional shareholders of Allianz SE.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of each Fund’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. PIMCO also furnishes to the Board, which has overall responsibility for the business and affairs of the Funds, periodic reports on the investment performance of each Fund.

As consideration for its investment advisory services to the RAE Funds and PIMCO Dividend and Income Fund, each such Fund currently pays a monthly investment advisory fee at an annual rate based on average daily net assets of the Funds as follows:

Fund(†)	Advisory Fee Rate
PIMCO Dividend and Income Fund(1)	0.45%
PIMCO RAE Emerging Markets Fund	0.50%
PIMCO RAE Global Fund(2)	0.35%
PIMCO RAE Global ex-US Fund	0.40%
PIMCO RAE International Fund	0.30%
PIMCO RAE US Fund	0.25%
PIMCO RAE US Small Fund	0.35%

(†)

As disclosed in the RAE Funds and PIMCO Dividend and Income Fund prospectuses, these Funds may invest in certain PIMCO-advised money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by such Funds and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The Central Funds do not pay an investment advisory fee to PIMCO in return for providing investment advisory services. However, when investing in a Central Fund, each such Fund (“Investing Fund”) has agreed that 0.005% of the advisory fee that such Investing Fund is currently obligated to pay to PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the applicable Central Fund.

(1)	Effective October 1, 2020, the Fund’s Advisory Fee was reduced by 0.04% to 0.45%.
(2)	Effective November 1, 2020, the Fund’s Advisory Fee was reduced by 0.05% to 0.35%

The aggregate advisory fees paid by PIMCO Dividend and Income Fund and the RAE Funds during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO Dividend and Income Fund	$1,073,720
PIMCO RAE Emerging Markets Fund	12,977,498
PIMCO RAE Global ex-US Fund	301,325
PIMCO RAE Global Fund	1,165,880
PIMCO RAE International Fund	1,773,057
PIMCO RAE US Fund	1,809,070
PIMCO RAE US Small Fund	726,967

The advisory fees waived by PIMCO with respect to the PIMCO Dividend and Income Fund and the RAE Funds during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO Dividend and Income Fund	N/A
PIMCO RAE Emerging Markets Fund	$5,190,999
PIMCO RAE Global ex-US Fund	301,326
PIMCO RAE Global Fund	1,165,879
PIMCO RAE International Fund	591,019
PIMCO RAE US Fund	723,628
PIMCO RAE US Small Fund	207,705

Under the terms of the Advisory Contract, PIMCO is obligated to manage the PIMCO Dividend and Income Fund and the RAE Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the PIMCO Dividend and Income Fund and the RAE Funds are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

The Advisory Contract was most recently approved by the Board at a meeting held on August 18-19, 2020, and it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

PIMCO also serves as Administrator to the PIMCO Dividend and Income Fund and the RAE Funds pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. Pursuant to the Supervision and Administration Agreement, PIMCO provides these Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (i) shareholder servicing functions, including preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports and filings with the SEC and state securities commissions; and (iii) general supervision of the operations of such Funds, including coordination of the services performed by the Fund’s transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes these Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for such Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectus(es) and shareholder reports for current shareholders.

PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each class of the PIMCO Dividend and Income Fund and RAE Funds, as applicable (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

Fund	Institutional and Administrative Classes	Classes A and C	I-2	I-3
PIMCO Dividend and Income Fund	0.30%	0.40%	0.40%	0.50%
PIMCO RAE Emerging Markets Fund(1)	0.25%	0.35%	0.35%	N/A
PIMCO RAE Global Fund(2)	0.15%	0.25%	0.25%	N/A
PIMCO RAE Global ex-US Fund(3)	0.15%	0.25%	0.25%	N/A
PIMCO RAE International Fund(4)	0.20%	0.30%	0.30%	N/A
PIMCO RAE US Fund(5)	0.15%	0.30%	0.25%	0.35%
PIMCO RAE US Small Fund(6)	0.15%	0.30%	0.25%	N/A

(1)

Effective November 1, 2020, the Fund’s Supervisory and Administrative Fee for Institutional Class, I-2 and Class A shares was reduced by 0.20% to 0.25% for Institutional Class and 0.35% for I-2 and Class A.

(2)

Effective November 1, 2020, the Fund’s Supervisory and Administrative Fee for Institutional Class, I-2 and Class A shares was reduced by 0.15% to 0.15% for Institutional Class and 0.25% for I-2 and Class A.

(3)

Effective November 1, 2020, the Fund’s Supervisory and Administrative Fee for Institutional Class, I-2 and Class A shares was reduced by 0.20% to 0.15% for Institutional Class and 0.25% for I-2 and Class A.

(4)

Effective November 1, 2020, the Fund’s Supervisory and Administrative Fee for Institutional Class, I-2 and Class A shares was reduced by 0.10% to 0.20% for Institutional Class and 0.30% for I-2 and Class A.

(5)

Effective November 1, 2020, the Fund’s Supervisory and Administrative Fee for Institutional Class, I-2, I-3 and Class A shares was reduced by 0.10% to 0.15% for Institutional Class, 0.25% for I-2, 0.35% for I-3 and 0.30% for Class A.

(6)

Effective November 1, 2020, the Fund’s Supervisory and Administrative Fee for Institutional Class, I-2 and Class A shares was reduced by 0.10% to 0.15% for Institutional Class, 0.25% for I-2 and 0.30% for Class A.

The aggregate supervisory and administrative fees paid by the PIMCO Dividend and Income Fund and RAE Funds during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO Dividend and Income Fund	$857,670
PIMCO RAE Emerging Markets Fund	11,699,365
PIMCO RAE Global ex-US Fund	271,890
PIMCO RAE Global Fund	876,128
PIMCO RAE International Fund	1,778,324
PIMCO RAE US Fund	1,839,353
PIMCO RAE US Small Fund	527,337

Supervisory and administrative fees waived during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO Dividend and Income Fund	$17,969
PIMCO RAE Emerging Markets Fund	197,836
PIMCO RAE Global ex-US Fund	269,896
PIMCO RAE Global Fund	870,116
PIMCO RAE International Fund	38,037
PIMCO RAE US Fund	56,471
PIMCO RAE US Small Fund	11,193

Under the terms of the Investment Management Agreement, PIMCO is obligated to manage the RAFI ETFs in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the RAFI ETFs are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. Pursuant to the Investment Management Agreement, PIMCO also provides the RAFI ETFs with certain supervisory, administrative and shareholder services necessary for RAFI ETF operations and is responsible for the supervision of other RAFI ETF service providers (“Supervisory and Administrative Services”). PIMCO may in turn use the facilities or assistance of its affiliates to provide certain Supervisory and Administrative Services on terms agreed between PIMCO and such affiliates. The Supervisory and Administrative Services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications; (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions; and (3) general supervision of the operations of the RAFI ETFs, including coordination of the services performed by the RAFI ETFs’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the RAFI ETFs with office space facilities required for conducting the business of the RAFI ETFs, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the RAFI ETFs, and is responsible for the costs of registration of the Trust’s shares, the printing of the Prospectus and shareholder reports for current shareholders, the Listing Exchange fees and the Underlying Index licensing fees.

The Investment Management Agreement was most recently approved by the Board at a meeting held on August 18-19, 2020, and it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the Independent Trustees. The Investment Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As consideration for its investment management services and Supervisory and Administrative Services to the RAFI ETFs, each RAFI ETF currently pays a monthly management fee at an annual rate based on average daily net assets of the RAFI ETF as follows:

Fund*	Management Fee Rate
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%
PIMCO RAFI ESG U.S. ETF	0.29%

(*)

As disclosed in the RAFI ETFs’ prospectus, the RAFI ETFs may invest in Central Funds to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the RAFI ETFs and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The Central Funds do not pay an investment advisory fee to PIMCO in return for providing investment advisory services. However, when investing in a Central Fund, each such

RAFI ETF (“Investing ETF”) has agreed that 0.005% of the advisory fee that such Investing ETF is currently obligated to pay to PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the applicable Central Fund.

The management fees paid by each RAFI ETF during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,624,710
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	146,448
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	291,677
PIMCO RAFI ESG U.S. ETF	21,547	(1)

(1)	The PIMCO RAFI ESG U.S. ETF commenced operations on December 18, 2019.

The management fees waived by PIMCO with respect to each RAFI ETF during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$33,896
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	2,681
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	7,631
PIMCO RAFI ESG U.S. ETF	78,014	(1)

(1)	The PIMCO RAFI ESG U.S. ETF commenced operations on December 18, 2019.

See Appendix F for a listing of the names, addresses and the principal occupations of the directors and principal executive officers of PIMCO. Please see Appendix G for a listing of each Trustee and officer of the Trust who is an officer of PIMCO.

Parametric

Parametric, a Delaware limited liability company, is located at 800 Fifth Ave., Suite 2800, Seattle, WA 98104. Parametric is registered with the SEC as an investment adviser. As of September 30, 2020, Parametric had approximately $316 billion in assets under management.

Current Sub-Advisory Agreement for the RAFI ETFs. Parametric currently serves as sub-adviser to the RAFI ETFs pursuant to a sub-advisory agreement between PIMCO and Parametric dated June 16, 2017, as supplemented November 5, 2019. Under this agreement, Parametric is responsible for providing, subject to the supervision of PIMCO, investment advisory services to the RAFI ETFs, including execution of all portfolio transactions on behalf of the RAFI ETFs necessary to invest the assets of each RAFI ETF in the component securities of its underlying index.

The aggregate fees paid by PIMCO to Parametric under the current sub-advisory agreement with respect to the RAFI ETFs during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$415,401
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	34,449
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	52,489
PIMCO RAFI ESG U.S. ETF	9,083	(1)

(1)	The PIMCO RAFI ESG U.S. ETF commenced operations on December 18, 2019.

Interim Sub-Advisory Agreement for the RAFI ETFs. To the extent that shareholder approval of the Sub-Advisory Agreement has not been obtained at such time, effective as of the Acquisition Closing Date, Parametric will provide investment sub-advisory services to PIMCO on behalf of the RAFI ETFs pursuant to the Interim Sub-Advisory Agreement, which the Board of Trustees approved on January 15, 2021. As discussed above, the services to be provided by Parametric under the Interim Sub-Advisory Agreement are substantially identical to those provided under the sub-advisory agreement in effect prior to the Acquisition Closing Date and under the proposed Sub-Advisory Agreement. Also as discussed above, pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement has a duration no greater than 150 days and may be terminated at any time with respect to a RAFI ETF by the Board or a majority of a RAFI ETF’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim Sub-Advisory Agreement is substantially the same as under the proposed Sub-Advisory Agreement with respect to the RAFI ETFs.

Pursuant to Rule 15a-4 and pertinent regulatory guidance: (i) the compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the RAFI ETFs’ custodian; (ii) if the proposed Sub-Advisory Agreement is approved by shareholders by the end of the Interim Sub-Advisory Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Parametric; and (iii) if no contract with Parametric pertaining to a RAFI ETF is approved by shareholders of the RAFI ETF by the end of the Interim Sub-Advisory Agreement’s 150-day term, Parametric will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim Sub-Advisory Agreement with respect to the applicable RAFI ETF (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account with respect to the applicable RAFI ETF (plus interest earned).

Current Portfolio Implementation Agreement for the RAE Funds. Parametric currently serves as portfolio implementer to the RAE Funds pursuant to a portfolio implementation agreement among PIMCO, Parametric and RALLC, dated March 11, 2015. Pursuant to this agreement, Parametric is responsible for effecting all portfolio transactions on behalf of the RAE Funds, subject to the direct supervision of RALLC and ultimate supervision of PIMCO. Parametric has discretion to execute all portfolio transactions on behalf of each RAE Fund necessary to implement the relevant indicative portfolio specified by RALLC for such Fund. In exercising such discretion, Parametric seeks to limit tracking error from the indicative portfolio but may allow a RAE Fund’s portfolio to vary from the indicative portfolio subject to the supervision of RALLC. Additionally, Parametric may, in its sole discretion but subject to any restrictions communicated to Parametric by RALLC in writing, decline to purchase a security specified in an indicative portfolio, or decide to substitute a security specified in an indicative portfolio (an “RAE Original Security”) for an alternative security (a “RAE Substitute Security”), provided that such RAE Substitute Security provides similar economic exposure as the RAE Original Security. Parametric’s ability to exercise this limited discretion is subject to any guidelines, limitations or restrictions provided by Research Affiliates or PIMCO.

Fund	Indicative Portfolio(s)
PIMCO RAE Emerging Markets Fund	RAE Emerging Markets Portfolio
PIMCO RAE International Fund	RAE International Portfolio
PIMCO RAE US Fund	RAE US Portfolio
PIMCO RAE US Small Fund	RAE US Small Portfolio

The aggregate fees paid by PIMCO to Parametric under the current portfolio implementation agreement with respect to the RAE Funds during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO RAE Emerging Markets Fund	$2,255,172
PIMCO RAE Global Fund	30,041
PIMCO RAE Global ex-US Fund	30,041
PIMCO RAE International Fund	349,851
PIMCO RAE US Fund	287,407
PIMCO RAE US Small Fund	172,383

Interim Portfolio Implementation Agreement for the RAE Funds. To the extent that shareholder approval of the RAE Portfolio Implementation Agreement has not been obtained at such time, effective as of the Acquisition Closing Date, Parametric will provide portfolio implementation services to PIMCO on behalf of the RAE Funds pursuant to the Interim RAE Portfolio Implementation Agreement, which the Board of Trustees approved on January 15, 2021. As discussed above, the services to be provided by Parametric under the Interim RAE Portfolio Implementation Agreement are substantially identical to those under the proposed RAE Portfolio Implementation Agreement. Pursuant to Rule 15a-4 under the 1940 Act and pertinent regulatory guidance, the Interim RAE Portfolio Implementation Agreement has a duration no greater than 150 days and may be terminated at any time with respect to an RAE Fund by the Board or a majority of the RAE Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim RAE Portfolio Implementation Agreement is substantially the same as under the proposed RAE Portfolio Implementation Agreement; however, pursuant to Rule 15a-4: (i) the compensation earned under the Interim Portfolio Implementation Agreement will be held in an interest-bearing escrow account with the RAE Funds’ custodian or a bank; (ii) if the proposed RAE Portfolio Implementation Agreement is approved by shareholders of an RAE Fund by the end of the Interim RAE Portfolio Implementation Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Parametric; and (iii) if no contract with Parametric pertaining to an RAE Fund is approved by shareholders of the RAE Fund by the end of the Interim RAE Portfolio Implementation Agreement’s 150-day term, Parametric will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim RAE Portfolio Implementation Agreement with respect to the applicable RAE Fund (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account with respect to the applicable RAE Fund (plus interest earned).

Current Portfolio Implementation Agreement for the PIMCO Dividend and Income Fund. Parametric currently serves as portfolio implementer to the equity portion of the PIMCO Dividend and Income Fund pursuant to a portfolio implementation agreement among PIMCO, Parametric, and RALLC, dated August 26, 2016. Pursuant to the this agreement, Parametric is responsible for effecting all portfolio transactions on behalf of the equity portion of the PIMCO Dividend and Income Fund’s portfolio, subject to the direct supervision of RALLC and ultimate supervision of PIMCO. Parametric shall have discretion to execute all portfolio transactions on behalf of the equity portion of the PIMCO Dividend and Income Fund necessary to implement the indicative portfolio specified by RALLC for the Fund. In exercising such discretion, Parametric will seek to limit tracking error from the indicative portfolio but may allow the equity portion of the PIMCO Dividend and Income Fund’s portfolio to vary from the indicative portfolio subject to the supervision of RALLC. Additionally, Parametric may, in its sole discretion but subject to any restrictions communicated to Parametric by RALLC in writing, decline to purchase a security specified in an indicative portfolio, or decide to substitute a security specified in the indicative portfolio (a “DIF Original Security”) for an alternative security (a “DIF Substitute Security”), provided that such DIF Substitute Security provides similar economic exposure as the DIF Original Security. Parametric’s ability to exercise this limited discretion is subject to any guidelines, limitations or restrictions provided by RALLC or PIMCO.

Fund	Indicative Portfolio(s)
PIMCO Dividend and Income Fund (equity portion)	RAE Income Global Portfolio

The aggregate fees paid by PIMCO to Parametric under the current portfolio implementation agreement with respect to the PIMCO Dividend and Income Fund during the fiscal year ended June 30, 2020 were as follows:

Fund	Year Ended 6/30/20
PIMCO Dividend and Income Fund	$102,085

Interim Portfolio Implementation Agreement for the PIMCO Dividend and Income Fund. To the extent that shareholder approval of the DIF Portfolio Implementation Agreement has not been obtained at such time, effective as of the Acquisition Closing Date, Parametric will provide portfolio implementation services to PIMCO on behalf of the PIMCO Dividend and Income Fund pursuant to the Interim DIF Portfolio Implementation Agreement, which the Board of Trustees approved on January 15, 2021. As discussed above, the services to be provided by Parametric under the Interim DIF Portfolio Implementation

Agreement are substantially identical to those under the proposed DIF Portfolio Implementation Agreement. Pursuant to Rule 15a-4 under the 1940 Act, the Interim DIF Portfolio Implementation Agreement has a duration no greater than 150 days and may be terminated at any time by the Board or a majority of the PIMCO Dividend and Income Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim DIF Portfolio Implementation Agreement is substantially the same as under the proposed DIF Portfolio Implementation Agreement; however, pursuant to Rule 15a-4: (i) the compensation earned under the Interim DIF Portfolio Implementation Agreement will be held in an interest-bearing escrow account with the PIMCO Dividend and Income Fund’s custodian or a bank; (ii) if the proposed DIF Portfolio Implementation Agreement is approved by shareholders by the end of the Interim DIF Portfolio Implementation Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Parametric; and (iii) if no contract with Parametric pertaining to the PIMCO Dividend and Income Fund is approved by shareholders by the end of the Interim DIF Portfolio Implementation Agreement’s 150-day term, Parametric will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim DIF Portfolio Implementation Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

The names and principal occupations of the principal executive officers and directors of Parametric are provided below:

Name and Address*	Position with Parametric
Brian Langstraat	Manager, Chief Executive Officer
Laurie Hylton	Treasurer, Eaton Vance Acquisitions Representative
Randall Hegarty	Chief Compliance Officer
Thomas Faust	Eaton Vance Acquisitions Representative
Frederick Marius	Eaton Vance Acquisitions Representative, Security, Chief Legal Officer
Ranjit Kapila	Chief Technology Officer and Head of Operations
Thomas Lee	Chief Investment Officer

*	The address for each person listed is 800 Fifth Ave., Suite 2800, Seattle, WA 98104.

No trustees or officers of the Trust are employees, officers, directors or shareholders of Parametric.

The Trustees’ Considerations and Recommendations

At a meeting held on January 15, 2021, the Board of Trustees, including the Independent Trustees, considered and unanimously approved the Interim Sub-Advisory Agreement, Interim RAE Portfolio Implementation Agreement and Interim DIF Portfolio Implementation Agreement (together with the Interim Sub-Advisory Agreement and Interim RAE Portfolio Implementation Agreement, the “Interim Agreements”), as well as the Sub-Advisory Agreement, RAE Portfolio Implementation Agreement and DIF Portfolio Implementation Agreement (together with the Sub-Advisory Agreement and RAE Portfolio Implementation Agreement, the “New Agreements”). At the meeting, the Board reviewed the materials provided by PIMCO, Parametric and counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining the legal duties of the Board.

PIMCO represented to the Board that it believed it was in the best interests of each Fund to approve the Interim Agreements and proposed New Agreements, as applicable to each Fund. Accordingly, as further discussed herein, the Board, including the Independent Trustees, approved each of the Interim Agreements and New Agreements. The Board and PIMCO believe that continuing to utilize Parametric’s sub-advisory and portfolio implementation services, as applicable, is in the best interests of Fund shareholders and therefore recommend that you approve the New Agreement(s) applicable to your Fund(s).

In approving the Interim Agreements, as well as the New Agreements, and determining to submit the New Agreements to shareholders for approval, the Trustees considered a number of factors discussed below. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information and materials provided by Parametric prior to the January 15, 2021 Board meeting regarding the Agreements, material changes (if any) since the Board’s August 2020 annual review of the existing agreements between PIMCO and Parametric related to the Funds and anticipated material changes (if any) in connection with the Acquisition, as well as materials Parametric provided in connection with the Board’s annual review in August 2020 of the existing agreements. It is noted that following the Board’s August 2020 annual review of the existing agreements, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by Parametric supported the renewal of the existing agreements, that the existing sub-advisory and portfolio implementation agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to Parametric by PIMCO under those existing agreements, and that the renewal of such existing agreements was in the best interests of the Funds and their shareholders.

The approval determinations with respect to the Interim Agreements and the New Agreements were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Interim Agreements, as well as the proposed New Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling.

The Board considered that Parametric currently serves as sub-adviser to the ETFs and portfolio implementer to the RAE Funds and the equity portion of the PIMCO Dividend and Income Fund and considered the nature, extent and quality of services currently provided by Parametric in these roles. The Board also considered that the terms of each Interim Agreement, except for term and escrow provisions required by applicable law, and each proposed New Agreement are materially identical to those of the corresponding current agreement. Further, the Board considered the depth and quality of Parametric’s sub-advisory and portfolio implementation capabilities, the experience and capabilities of its key personnel, and Parametric’s representations concerning the Acquisition’s potential effects on Parametric’s services to the Funds.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by Parametric under the Interim Agreements and proposed New Agreements will likely benefit each applicable Fund and its shareholders.

As part of the Board’s 2020 annual review of existing agreements between PIMCO and Parametric with respect to the Funds, the Board reviewed information from PIMCO (the “2020 PIMCO Report”), as well as information (the “2020 Broadridge Report”) from Broadridge Financial Solutions, Inc., concerning the Funds’ performance, as available, over short- and long-term periods. The Board considered information regarding the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the 2020 PIMCO Report and 2020 Broadridge Report, which were provided in advance of the August 2020 meeting.

The Board noted that, as with the current arrangements between each Fund and Parametric, PIMCO will compensate Parametric pursuant to the Interim Agreements and proposed New Agreements, and that no Fund will directly pay for Parametric’s services. The Board also considered that the fees proposed to be paid by PIMCO to Parametric pursuant to the Interim Agreements and New Agreements are the same as the fees paid by PIMCO to Parametric pursuant to the respective existing agreements. As part of the Board’s 2020 annual review of those existing agreements, the Board reviewed the advisory and supervisory and administrative fees, or management fees, as applicable, and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the fees paid by PIMCO to Parametric with respect to the Funds under the existing agreements.

As part of the Board’s 2020 annual review, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds. The Board also considered as part of the 2020 annual review that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. As part of that review, the Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease.

The Board considered information on profitability to Parametric derived from its relationship with the Funds, comparative fee information (as described above), and information on the sharing of potential economies of scale with the Funds (as described above as well as in relation to the asset breakpoint thresholds applicable to fee rates payable to Parametric under the existing agreements, Interim Agreements and New Agreements). With respect to potential economies of scale, as part of the 2020 annual review, the Board noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. As part of the 2020 annual review, the Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. As part of that review, the Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered as part of the 2020 annual review that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted at that review that PIMCO’s investments in these areas are extensive. The Board concluded at the 2020 annual review that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

Based on their review, including their consideration of each of the factors referred to above, a majority of the Board of Trustees, including by a separate vote of a majority of the Independent Trustees, approved each Interim Agreement and each proposed New Agreement, and voted to recommend the New Agreements to Fund shareholders, as applicable, for approval.

In the event that a New Agreement is not approved by shareholders, the Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the applicable Fund.

None of Proposals 1, 2, or 3 are contingent on approval of the other Proposals.

VOTING AND OTHER INFORMATION

Quorum and Voting Requirements

The holders of one-third of the outstanding shares of each Fund entitled to vote shall constitute a quorum at the Meeting for that Fund. The shareholders of each Fund shall vote separately from any other Funds. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a proposal with respect to which the brokers or nominees do not have discretionary power.

Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund, as defined in the 1940 Act, which means the vote, at a special meeting of the security holders of the Fund duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is the less. An abstention will be treated as present and will have the effect of a vote AGAINST the Proposal. Broker non-votes will have the effect of a vote AGAINST the Proposal.

Adjournment

The Meeting, whether or not a quorum is present, may be adjourned from time to time with respect to one or more Funds by the vote of a majority of the shares of the Fund represented at the Meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. In the event that a quorum is not present for purposes of acting on a proposal, or, even if a quorum is present, if sufficient votes in favor of the proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In the event of such a proposed adjournment with respect to a Proposal, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any Proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to the other Proposal.

The Funds’ Board of Trustees, including the Independent Trustees, recommends that shareholders of the RAFI ETFs vote “For” approval of the Sub-Advisory Agreement, shareholders of the RAE Funds vote “For” approval of the RAE Portfolio Implementation Agreement and shareholders of the PIMCO Dividend and Income Fund vote “For” approval of the DIF Portfolio Implementation Agreement. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement, as well as the costs of any additional solicitation and any adjourned session, will be borne by EVC, including the costs of retaining AST Fund Solutions, LLC, which are estimated to be approximately $217,700. EVC will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 12, 2021. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or email. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO as well as employees and agents of AST Fund Solutions, LLC.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Information

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter of each Fund and each class, as applicable, of the Funds’ Shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

During the fiscal year ended June 30, 2020, the Funds did not pay any commissions to affiliated brokers.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposals referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of Shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective Shares.

By Order of the Board of Trustees

Ryan G. Leshaw, Secretary
February 8, 2021

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the Funds’ most recent Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (888) 877-4626 (for Mutual Funds) or (888) 400-4383 (for ETFs) or online at https://www.pimco.com/resources.

APPENDIX A

SUB-ADVISORY AGREEMENT

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

AGREEMENT made as of the [    ] day of [    ] 2021.

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “Adviser”) has been retained by PIMCO Equity Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as investment adviser, to provide investment advisory services to the series of the Trust, including the series listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (each, a “Fund” and, collectively, the “Funds”), pursuant to an investment management agreement;

WHEREAS, each Fund seeks to achieve its investment objective in whole or in part by investing in the component securities (“Component Securities”) of an index (“Underlying Index”) provided by Research Affiliates, LLC or its affiliate (collectively, “Index Provider”) as described in the Fund’s Prospectus (as defined below);

WHEREAS, the Adviser wishes to retain Parametric Portfolio Associates LLC (the “Sub-Adviser”) to assist the Adviser in providing investment advisory services (“Advisory Services”) in connection with the Funds;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Sub-Adviser is willing to provide such Advisory Services to the Adviser upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1. The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Funds and to such additional investment portfolios as shall be designated as Funds in supplements to this Agreement, as further agreed between the Adviser and Sub-Adviser. The Trust engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objective and restrictions applicable to the Funds as specified in the currently effective prospectus (the “Prospectus”) for the Funds included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Sub-Adviser. Any amendments to those documents shall be furnished to the Sub-Adviser promptly.

2. The Adviser hereby appoints the Sub-Adviser to provide Advisory Services specified in this Agreement and the Sub-Adviser hereby accepts such appointment and agrees to render the services herein set forth.

3. (a) The Sub-Adviser shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Sub-Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Sub-Adviser of any of its obligations hereunder, nor shall the Adviser or the Funds be responsible for any additional fees or expenses hereunder as a result. In all cases, the Sub-Adviser shall remain liable as if such services were provided directly.

(b) The Sub-Adviser shall not retain any other person to serve as an investment adviser or sub-adviser to the Funds. The Sub-Adviser shall not pay any fee, based on the assets of a Fund, to any person providing research and/or investment advice to the Sub-Adviser without the express written consent of the Adviser.

(c) The Sub-Adviser shall not be required to pay any expenses of a Fund other than those specifically allocated to the Sub-Adviser in this Agreement. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Sub-Adviser whose services may be involved, for any of the following expenses of a Fund: compensation of the Trustees who are not affiliated with the Adviser, Sub-Adviser, a Fund’s distributor, or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of a Fund’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of a Fund), transfer agent, registrar and dividend disbursing agent of a Fund; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in a Fund; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement with the Adviser, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(c) shall be the responsibility of the other party or parties to that agreement

4. (a) Subject to the supervision of the Adviser, the Sub-Adviser shall provide to each Fund Advisory Services including execution of all portfolio transactions on behalf of the Funds necessary to invest the assets of each Fund in the Component Securities of each Fund’s Underlying Index, as described in the Fund’s Prospectus.

(b) In addition to the provision of Advisory Services, the Sub-Adviser shall be responsible for providing middle and back office operational support for the Funds with respect to the services the Sub-Adviser provides hereunder. Such support services are set forth in Exhibit B attached hereto, as may be amended from time to time. Sub-Adviser shall not have responsibility for wiring funds, processing class action or bankruptcy litigation claims relating to any assets held by a Fund, or calculating the net asset value of the Funds.

(c) Each Fund will have the benefit of the investment analysis and research generally available to investment advisory clients of the Sub-Adviser. It is understood that the Sub-Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information.

(d) Upon request, the Sub-Adviser also shall provide to the Adviser, including the officers of the Trust, administrative assistance in connection with the operation of each Fund, which shall include (i) compliance with all reasonable requests of the Adviser and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and

(ii) such other services as the Adviser and/or Sub-Adviser shall from time to time reasonably determine to be necessary or useful to the administration of a Fund. With respect to the services that the Sub-Adviser is providing to the Funds, the Sub-Adviser will keep the Adviser informed of developments materially affecting a Fund.

(e) As sub-adviser to the Funds, the Sub-Adviser shall provide Advisory Services for the account of each Fund in accordance with the Sub-Adviser’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(f) Upon request, the Sub-Adviser shall furnish to the Adviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information) on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(g) For each Fund, the Sub-Adviser will promptly review all account reconciliation documents, such as: (i) reports of current security holdings in the Fund; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Fund, the Adviser or any service provider thereto (such as the Fund’s custodian) and will report any errors or discrepancies in such reports to the Fund or its designee within three business days after discovery of such discrepancies.

(h) The Sub-Adviser will manage each Fund so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Section 851 of Subchapter M of the Internal Revenue Code and regulations issued thereunder.

(i) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other of its clients, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and the Funds and to such other customers.

(j) Subject to the oversight of the Adviser, the Sub-Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Sub-Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Sub-Adviser’s overall responsibilities to the Trust and any other of the Sub-Adviser’s clients.

(k) Unless otherwise instructed by the Trust’s Board of Trustees or the Adviser, the Sub-Adviser or its agent shall have authority and responsibility to exercise whatever powers the Trust and the Adviser may possess with respect to any of the portfolio securities or other investments of a Fund, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, to tender securities pursuant to a tender offer. Additionally, to the extent a securities lending program is implemented, the Sub-Adviser will coordinate with the Adviser to implement a securities lending program, provided, however, that (i) the Sub-Adviser shall not be responsible for determining what securities will be leant, what short-term debt obligations to purchase, or when to recall securities that have been leant to third parties; and (ii) the Sub-Adviser shall provide information as reasonably requested by the Adviser or the Fund’s securities lending agent, including information relating to the Fund’s portfolio holdings. With respect to any domestic (U.S.) securities held by a Fund, the Sub-Adviser shall be responsible for filing on a timely basis beneficial ownership reports required by the Securities Exchange Act of 1934, as amended, and any other domestic securities regulatory filings. With respect to any foreign (non-U.S.) securities held by a Fund, the Sub-Adviser shall also be responsible for filing on a timely basis any holdings disclosures or other reports as the Sub-Adviser may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Funds’ portfolios. Sub-Adviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in a Fund. Sub-Adviser will, however, forward to Adviser any information it receives regarding any legal matters involving any asset held in a Fund.

(l) The Adviser agrees to issue instructions to all custodians and broker-dealers as necessary to give the Sub-Adviser all necessary authority to act on behalf of each Fund.

(m) Nothing herein shall relieve the Adviser of its duties or responsibilities under its investment management agreement with the Trust on behalf of the Funds.

(n) Unless specified hereunder or by separate agreement, the Advisory Services shall not include: (i) consultation with a Fund regarding the appropriateness of the benchmark or strategy as related to their overall investment objectives (i.e., suitability analysis); (ii) initial and periodic client service and reporting to the Funds, including delivery of brochures and notices; or (iii) any form of custody of a Fund’s assets.

5. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Trust or the Funds in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable to the Adviser and the Funds for a loss resulting from a breach of fiduciary duty by the Sub-Adviser under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties hereunder or from reckless disregard by the Sub-Adviser of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Adviser. As used in this Section, the term “Sub-Adviser” shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services with respect to the Funds.

6. (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Sub-Adviser in performance of its duties hereunder. The Sub-Adviser will treat as confidential and proprietary information of a Fund all records and information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, and the Sub-Adviser shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(b) The Sub-Adviser will notify the Adviser and the Funds in the event that the Sub-Adviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as a sub-adviser or otherwise performing its duties pursuant to this Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Funds and the Adviser immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Funds’ Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. Notwithstanding the foregoing paragraph, to the extent such information is required to be publicly disclosed pursuant to SEC Regulation FD, Sub-Adviser’s notification obligation is subject to such information having first been publicly disclosed by the Sub-Adviser or its ultimate parent company pursuant to Regulation FD

7. (a) For the services provided and the expenses assumed pursuant to this Agreement and except as provided in Section 7(b), the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefore a fee computed daily and paid monthly in arrears on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the net assets of each Fund equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of each Fund’s net assets shall be computed in the manner specified in the Fund’s Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Adviser and shall in no way be an obligation of a Fund or of the Trust.

(b) If any investment company, separate account, sub-advised account, other pooled vehicle or other account which is: (i) sponsored or advised by the Adviser and sub-advised by the Sub-Adviser or provided portfolio implementation services by the Sub-Adviser pursuant to an agreement wherein the Sub-Adviser may exercise limited investment discretion; and (ii) eligible to invest in a Fund (“PIMCO/PPA Managed Account”), including, without limitation, PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund, invests in a Fund, the Sub-Adviser shall, subject to applicable law, waive any fee to which it would be entitled under Section 7(a) of this Agreement with respect to any assets of a PIMCO/PPA Managed Account invested in a Fund. For the avoidance of doubt, any assets of a PIMCO/PPA Managed Account invested in a Fund shall be excluded when the Fund’s net assets are valued for the purpose of calculating the applicable fees payable pursuant to the fee schedule set forth in Exhibit A to this Agreement, as may be amended from time to time.

8. (a) This Agreement shall become effective with respect to the Funds as of the date hereof (and, with respect to any amendment, or with respect to any additional Fund, the date of the amendment or supplement hereto) and shall continue in effect with respect to the Funds for a period of more than two years from that date (or, with respect to any additional Fund, for a period of more than two years from the date of the supplement) only so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to a Fund (or any additional Fund) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; (ii) a vote of a majority of the Trust’s entire Board of Trustees on sixty (60) days’ written notice to the Sub-Adviser; (iii) the Adviser on sixty (60) days’ written notice to the Sub-Adviser; or (iv) the Sub-Adviser on sixty (60) days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. (a) The Sub-Adviser shall indemnify and hold harmless the Adviser and its officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser or its agents in connection with this Agreement or any applicable laws and regulations;

(ii) any actions or failure to act by the Sub-Adviser or its agents in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard by the Sub-Adviser or its affiliates or agents in fulfilling the Sub-Adviser’s obligations under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Sub-Adviser and its officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Adviser in fulfilling its obligations under this Agreement.

10. Except to the extent necessary to perform the Sub-Adviser’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Funds hereunder.

11. It is understood that the names “PIMCO”, “PIMCO Equity Series” or “PIMCO Funds” or any derivative thereof or logo associated therewith are the valuable property of the Adviser and its affiliates. The Sub-Adviser (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Adviser. In addition, the Sub-Adviser hereby consents to the use of its name and any logo, mark or symbol associated therewith, as well as the names of its business affiliates in the Funds’ Registration Statement, other disclosure documents, shareholder communications, advertising, sales literature and similar communications. It is understood that “Parametric Portfolio AssociatesTM” and Parametric with the iris flower logo and any derivative or logo associated therewith are the valuable property of the Sub-Adviser. While Sub-Adviser consents to the use of the marks and logos for purposes of describing Sub-Adviser’s role and responsibilities under this Agreement, rights to such intellectual property will remain with the Sub-Adviser and nothing in this Agreement shall be construed otherwise.

12. Any recommendations concerning a Fund’s investment program proposed by the Sub-Adviser to the Fund and the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust provided to the Sub-Adviser.

13. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Sub-Adviser or its representatives of archival information including the Funds’ accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 under the 1940 Act does not preclude retention by the Sub-Adviser or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable law and regulations.

14. Adviser represents, warrants and agrees that, except as is expressly provided for in this Agreement, Adviser has sole responsibility for the accuracy and completeness of the Registration Statement, except for information regarding the Sub-Adviser that has been specifically approved by the Sub-Adviser for inclusion therein, or other information regarding the Funds provided by the Sub-Adviser for inclusion therein.

15. This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

16. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

17. (a) For the term of this Agreement and for five years after termination, the Adviser and the Sub-Adviser shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate (as defined in the 1940 Act) of the Adviser or the Sub-Adviser, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Adviser, the Adviser or the Funds (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Adviser may disclose or transmit Confidential Information with respect to the Funds: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Sub-Adviser.

(b) Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

18. Neither party shall be liable for or to the other for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond either party’s control.

19. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

20. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at the addresses set forth below:

If to Sub-Adviser:

Attn: Legal and Compliance Department

800 Fifth Ave, Suite 2800

Seattle, WA 98104

Phone: 206-694-5500

Fax: 206-381-2750

Email: PPA-LegalNotices@paraport.com

If to PIMCO:

David C. Flattum

Managing Director, General Counsel

650 Newport Center Drive

Newport Beach, CA 92660

Phone: (949) 720-6134

Fax: (949) 720-4590

Notice shall be deemed given upon receipt.

21. This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. There are no oral or written collateral representations, agreements or understandings that relate to the Funds except as provided herein. The parties may mutually agree to other matters regarding the Advisory Services which may be represented by other agreements between the parties.

22. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

23. No breach, default or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

* * * * * * *

(The remainder of this page is left blank)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:

Title:

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By:

Title:

EXHIBIT A

(as of [    ], 2021)

Fund	Annual Base Fee[1]	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions) 2
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$10,000	0.05%	$0 - $50 of net assets
		0.04%	Over $50 - $100 of net assets
		0.025%	Over $100 - $350 of net assets
		0.02%	Over $350 of net assets

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$10,000	0.065%	$0 - $50 of net assets
		0.05%	Over $50 - $100 of net assets
		0.035%	Over $100 - $350 of net assets
		0.03%	Over $350 of net assets

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$10,000	0.12%	$0 - $50 of net assets
		0.11%	Over $50 - $100 of net assets
		0.075%	Over $100 - $350 of net assets
		0.055%	Over $350 of net assets

PIMCO RAFI ESG U.S. ETF	$10,000	0.05%	$0 - $50 of net assets
		0.04%	Over $50 - $100 of net assets
		0.025%	Over $100 - $350 of net assets
		0.02%	Over $350 of net assets

[1]	The provisions of Section 7(b) shall not apply to the annual base fee.
[2]

As calculated pursuant to Section 7 of this Agreement. For the avoidance of doubt, the assets of a PIMCO/PPA Managed Account (as defined in this Agreement) invested in the Fund shall be excluded when the Fund’s net assets are valued for the purpose of calculating fees payable pursuant to the rates of compensation set forth herein (i.e., the assets invested by the Sub-Adviser in the Funds should not be double counted).

EXHIBIT B

(as of [    ], 2021)

Middle and Back Office Operational Support to be Provided by the Sub-Adviser

Support Service
1.

ETF-specific matters –

a)  satisfaction of all applicable exchange listing requirements by the Funds on an initial and continuous basis (as required by applicable regulatory rule),

b)  to the extent agreed to in writing, compliance with all conditions of SEC exemptive order(s) or similar regulatory relief applicable to the Funds’ operation as ETFs, and

c)  to the extent agreed to in writing, coordination with the Funds’ service providers on the Funds’ basket construction and dissemination

2.	Account reconciliation (i.e., daily reconciliation of Fund holdings to the records of the Fund’s custodian, including positions, cash holdings, market value, and cost basis)

3.	Corporate action processing (i.e., voluntary election processing and maintenance of voluntary and mandatory events and monitoring of bankruptcy securities and potential processing)

4.	Trade posting, affirmation and settlement oversight, including confirmation with the counterparty

5.	Daily pricing valuation

6.	Performance calculations (i.e., daily, time-weighted, rate-of-return calculations, including gross of fee and net of fee returns).

7.	Security maintenance (i.e., new security set-up, symbol changes (such as ISIN, CUSIP, ticker) and name changes)

8.	Custom reporting as reasonably requested by Adviser

9.	Proxy voting subject to oversight by Adviser

10.	Failed trade aggregation, management and escalation with custodians and third party brokers management; Claims management (i.e., issuing, overseeing the claims process for overdraft charges, use of funds or penalty charges) for both domestic and international settlements

11.	Sub-Adviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in Fund. Sub-Adviser will, however, forward to Adviser any information it

Support Service
receives regarding any legal matters involving any asset held in Fund. Sub-Adviser will also provide reasonable assistance in providing historical holdings of the Fund for the past seven years, as applicable

12.	Benchmark management (e.g., assignment and monitoring of benchmark, performance of benchmark reporting, change of benchmark process)

APPENDIX B

PORTFOLIO IMPLEMENTATION AGREEMENT

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

AGREEMENT made as of the [    ] of [    ] 2021.

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “Adviser”) has been retained by PIMCO Equity Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as investment adviser, to provide investment advisory services to the series of the Trust, including the series listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (each, a “Fund” and, collectively, the “Funds”), pursuant to an investment advisory agreement (the “Investment Advisory Agreement”);

WHEREAS, each Fund seeks to achieve its investment objective by investing its assets consistent with the Fund’s RAE Fundamental investment strategy described in the Fund’s Prospectus (as defined below), which is an investment strategy related to a Research Affiliates Fundamental Index® (“RAFI®”) methodology developed by Research Affiliates, LLC (“Research Affiliates” or “Sub-Adviser”), a sub-adviser to the Funds pursuant to an investment sub-advisory agreement between the Adviser and Research Affiliates (the “Investment Sub-Advisory Agreement”), or in Funds that invest their assets in an RAE Fundamental strategy as described in the Fund’s Prospectus;

WHEREAS, under the Investment Sub-Advisory Agreement, the Adviser and Sub-Adviser agreed that they may enter into an agreement with a third party for the provision of certain portfolio implementation services that are consistent with the services to be provided by the Sub-Adviser under the Investment Sub-Advisory Agreement;

WHEREAS, it is intended that an Indicative Portfolio (defined below) with respect to each Fund developed by Research Affiliates will be communicated to Parametric Portfolio Associates LLC, a Delaware limited liability company (the “Portfolio Implementer”), which will facilitate the appropriate implementation of the Indicative Portfolio for such Fund;

WHEREAS, the Adviser and Sub-Adviser wish to retain the Portfolio Implementer to assist the Adviser and Sub-Adviser in providing portfolio implementation services described herein (“Portfolio Implementation Services”) in connection with the Indicative Portfolio for each Fund;

WHEREAS, the Portfolio Implementer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Portfolio Implementer is willing to provide such Portfolio Implementation Services to the Adviser and the Sub-Adviser upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Portfolio Implementer as follows:

1. The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Funds and to such additional investment portfolios as shall be designated as Funds in supplements to this Agreement, as further agreed among the Adviser, the Sub-Adviser and the Portfolio Implementer. The Trust engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objective and restrictions applicable to the Funds as specified in the currently effective prospectuses (each, a “Prospectus” and, collectively, the “Prospectuses”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been or will be furnished to the Portfolio Implementer promptly. Any amendments to those documents shall be furnished to the Portfolio Implementer promptly.

2. The Adviser and the Sub-Adviser hereby appoint the Portfolio Implementer to provide the Portfolio Implementation Services specified in this Agreement and the Portfolio Implementer hereby accepts such appointment and agrees to render the services herein set forth.

3. (a) The Portfolio Implementer shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Portfolio Implementer may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Portfolio

Implementer of any of its obligations hereunder, nor shall the Sub-Adviser, the Adviser or the Funds be responsible for any additional fees or expenses hereunder as a result. In all cases, the Portfolio Implementer shall remain liable as if such services were provided directly.

(b) The Portfolio Implementer shall not retain any other person to serve as an investment adviser, sub-adviser or portfolio implementer to the Funds. The Portfolio Implementer shall not pay any fee, based on the assets of a Fund, to any person providing research and/or investment advice to the Portfolio Implementer without the express written consent of the Adviser.

(c) The Portfolio Implementer shall not be required to pay any expenses of a Fund other than those specifically allocated to the Portfolio Implementer in this Agreement. In particular, but without limiting the generality of the foregoing, the Portfolio Implementer shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Portfolio Implementer whose services may be involved, for any of the following expenses of a Fund: compensation of the Trustees who are not affiliated with the Portfolio Implementer or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of a Fund’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of a Fund), transfer agent, registrar and dividend disbursing agent of a Fund; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in a Fund; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses.

4. (a) Subject to the direct supervision of the Sub-Adviser, and ultimate supervision of the Adviser, the Portfolio Implementer is responsible for effecting all portfolio transactions on behalf of the Funds. The Sub-Adviser shall be responsible for providing the Portfolio Implementer with a model portfolio (an “Indicative Portfolio”) for each strategy of the Funds and, on an ongoing basis, monitoring and supervising the implementation and any rebalancing of such Indicative Portfolio by the Portfolio Implementer. Such Indicative Portfolio shall include, without limitation, the information described in Section 4(h) below. Additionally, the Sub-Adviser shall provide Portfolio Implementer with instructions as to the frequency and timing of rebalancing a Fund’s portfolio to track the appropriate Indicative Portfolio. The Sub-Adviser may utilize the

Portfolio Implementer to effect transactions for each Fund based solely on the Indicative Portfolio created by the Sub-Adviser and any specific restrictions or instructions communicated to the Portfolio Implementer by the Sub-Adviser. The Portfolio Implementer shall have discretion to execute all portfolio transactions on behalf of the Funds necessary to implement the Indicative Portfolio specified by the Sub-Adviser for each Fund. In exercising such discretion, Portfolio Implementer will seek to limit tracking error from the Indicative Portfolio but may allow a Fund’s portfolio to vary from the Indicative Portfolio subject to the supervision of the Sub-Adviser. Additionally, Portfolio Implementer may, in its sole discretion but subject to any restrictions communicated to the Portfolio Implementer by Sub-Adviser in writing, decline to purchase a security specified in an Indicative Portfolio, or decide to substitute a security specified in an Indicative Portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided, however, that such Substitute Security shall provide similar economic exposure as the Original Security. The discretion provided to the Portfolio Implementer under this Section 4(a) shall be subject to any guidelines, limitations or restrictions provided by the Sub-Adviser or Adviser.

It is understood and agreed that it shall be the responsibility of the Sub-Adviser to oversee and monitor the services the Portfolio Implementer provides on behalf of each Fund, as the Sub-Adviser’s agent hereunder, including the compliance of such services with the investment objectives, policies and restrictions applicable to such Fund as stated in the Fund’s Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies and other applicable laws, rules and regulations, and the Portfolio Implementer shall reasonably cooperate with and provide such information that is reasonably requested by Sub-Adviser and/or Adviser regarding its services and activities on behalf of the Funds to the Sub-Adviser (and Adviser, as applicable) to assist them in carrying out such oversight and monitoring.

(b) In addition to effecting all portfolio transactions on behalf of the Funds, the Portfolio Implementer shall be responsible for providing middle and back office operational support for each Fund with respect to the services the Portfolio Implementer provides hereunder. Such support services are set forth in Exhibit B attached hereto, as may be amended from time to time. Portfolio Implementer shall not have responsibility for wiring funds, processing class action or bankruptcy litigation claims relating to any assets held by a Fund, or calculating the net asset value of the Funds.

(c) Unless otherwise instructed by the Trust’s Board of Trustees, the Adviser, or the Sub-Adviser, and subject to the oversight and instruction of the

Sub-Adviser, the Portfolio Implementer shall be responsible for, as agent for the Sub-Adviser, exercising whatever powers the Trust, the Adviser and the Sub-Adviser may possess with respect to any of the portfolio securities or other investments of a Fund, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer; provided, however, that Portfolio Implementer shall not be required to pursue class actions or other legal actions with respect to such securities or investments. Additionally, the Portfolio Implementer will coordinate with the Adviser and/or Sub-Adviser to implement a securities lending program, provided, however, that (i) the Portfolio Implementer shall not be responsible for determining what securities will be leant, what short-term debt obligations to purchase, or when to recall securities that have been leant to third parties; and (ii) the Portfolio Implementer shall provide information as reasonably requested by the Adviser, Sub-Adviser or a Fund’s securities lending agent, including information relating to the Fund’s portfolio holdings. With respect to any domestic (U.S.) securities held by a Fund, only Portfolio Implementer will (i) exercise “investment discretion” with respect to Accounts within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) exercise “voting power” and “investment power” with respect to Accounts within the meaning of Rule 13d-3 under the Exchange Act and (iii) be responsible for filing any required reports pursuant to Sections 13(f), 13(d) and 13(g) of the Exchange Act and the rules thereunder. With respect to any foreign (non-U.S.) securities held by a Fund, and pursuant to the Adviser’s delegation of authority and subject to the Sub-Adviser’s oversight, the Portfolio Implementer shall also be responsible for filing on a timely basis any holdings disclosures or other reports as Portfolio Implementer may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Funds’ portfolios.

(d) The Portfolio Implementer shall not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession, nor will the Portfolio Implementer seek to obtain any such information.

(e) Upon request, the Portfolio Implementer shall provide to the Adviser and Sub-Adviser, and also the officers of the Trust, administrative assistance in connection with the operation of each Fund, which shall include (i) compliance with all reasonable requests of the Adviser and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and (ii) such other services as the Adviser and/or Sub-Adviser shall from time to time reasonably determine to be necessary or useful to the administration of a Fund. With respect to the services that the Portfolio Implementer is providing to the Funds, the Portfolio Implementer will keep the Adviser and the Sub-Adviser informed of developments materially affecting a Fund.

(f) The Portfolio Implementer shall provide Portfolio Implementation Services for the account of each Fund in accordance with the Portfolio Implementer’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Portfolio Implementer shall use the same skill and care in providing services to the Funds as it uses in providing services to clients and accounts for which it has full discretionary investment responsibility and shall use its best efforts to seek the overall best terms for each Fund’s transactions based on factors deemed relevant to the Portfolio Implementer.

(g) Upon request, the Portfolio Implementer shall furnish to the Adviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information, as applicable to the Portfolio Implementer’s responsibilities under this Agreement) on the execution of the Funds’ portfolio transactions and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(h) The Sub-Adviser will communicate to the Portfolio Implementer an Indicative Portfolio for each Fund with such frequency as deemed by the Sub-Adviser to be necessary or appropriate and at the reasonable request of the Adviser. Each Indicative Portfolio shall include at least the following information: (i) the name of the Fund; (ii) the constituent securities; (iii) the identifiers for such constituent securities; (iv) the number of constituent securities comprising the Indicative Portfolio; (v) the weights to be applied to such constituent securities; and (vi) such other information as the Sub-Adviser may reasonably believe is necessary to communicate to the Portfolio Implementer for purposes of fulfilling the Sub-Adviser’s obligations to the Adviser, on behalf of the Fund, under the Investment Sub-Advisory Agreement.

(i) For each Fund, the Portfolio Implementer will promptly review all account reconciliation documents, such as: (i) reports of current security holdings in the Fund; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Fund, the Adviser, the Sub-Adviser or any service provider thereto (such as the

Funds’ custodian) and will report any errors or discrepancies in such reports to the Fund or its designee within three business days after discovery of such discrepancies.

(j) Prior to entering into trades or portfolio transactions, the Portfolio Implementer will monitor each Fund’s compliance with the investment objectives, policies and restrictions applicable to the Fund, including, but not limited to, the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended, and the 1940 Act and the rules and regulations promulgated thereunder, as amended, and as stated in the Fund’s Registration Statement and any other applicable investment limitations or other restrictions communicated to the Portfolio Implementer by the Adviser and/or Sub-Adviser. The Portfolio Implementer has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (the “Portfolio Implementer Procedures”), and the Portfolio Implementer has designated a chief compliance officer responsible for administering the Portfolio Implementer Procedures. The Portfolio Implementer will notify the Adviser and the Sub-Adviser promptly of any violations of such objectives, policies, restrictions and limitations.

(k) On occasions when the Portfolio Implementer is executing transactions in a security for a Fund as well as other of its clients, the Portfolio Implementer, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Portfolio Implementer may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Implementer in the manner described in Portfolio Implementer’s then current Form ADV Part 2A.

(l) The Portfolio Implementer may, as described in Portfolio Implementer’s Form ADV Part 2A, cause a Fund to pay a broker which provides brokerage and research services to the Portfolio Implementer a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Portfolio Implementer determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Portfolio Implementer’s overall responsibilities to the Trust and any other of the Portfolio Implementer’s clients.

(m) The Adviser and Sub-Adviser agree to take all steps necessary to provide the Portfolio Implementer with the authority to carry out its duties and obligations hereunder, including, but not limited to, issuing instructions to all custodians and broker-dealers as necessary to give the Portfolio Implementer all necessary authority to act on behalf of each Fund.

(n) Nothing herein shall relieve the Sub-Adviser of its duties or responsibilities under the Investment Sub-Advisory Agreement. The Sub-Adviser will develop the Indicative Portfolio and communicate such Indicative Portfolio to the Portfolio Implementer. The Portfolio Implementer is not authorized to exercise any discretion with respect to the Fund’s assets other than as provided in this Agreement.

(o) Unless specified by separate agreement, the Portfolio Implementation Services shall not include: (i) consultation with a Fund regarding the appropriateness of the benchmark or strategy as related to their overall investment objectives (i.e., suitability analysis); (ii) initial and periodic client service and reporting to the Funds, including delivery of brochures and notices; or (iii) any form of custody of a Fund’s assets.

5. The Portfolio Implementer shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Portfolio Implementer shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Sub-Adviser, the Trust or the Funds in connection with the matters to which this Agreement relates, except that the Portfolio Implementer shall be liable to the Adviser, the Sub-Adviser and the Funds for a loss resulting from a breach of fiduciary duty by the Portfolio Implementer under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Portfolio Implementer in the performance of its duties hereunder or from reckless disregard by the Portfolio Implementer of its obligations or duties under this Agreement. In no case shall the Portfolio Implementer be liable for reasonable actions taken or reasonable non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Portfolio Implementer by the Adviser or the Sub-Adviser. As used in this Section, the term “Portfolio Implementer” shall include any officers, directors, employees or other affiliates of the Portfolio Implementer performing services with respect to the Funds.

6. (a) The Portfolio Implementer agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Portfolio Implementer in performance of its duties hereunder. The Portfolio Implementer will treat as confidential and proprietary information of a Fund all records and information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, and the Portfolio Implementer shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(b) The Portfolio Implementer will notify the Funds, the Adviser and the Sub-Adviser in the event that the Portfolio Implementer: (i) becomes aware that it is subject to a statutory disqualification that prevents the Portfolio Implementer from providing the Portfolio Implementation Services pursuant to this Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; provided, however, that to the extent such information is required to be publicly disclosed pursuant to SEC Regulation FD, such information has first been publicly disclosed by the Portfolio Implementer or its ultimate parent company pursuant to Regulation FD.

7. (a) For the services provided and the expenses assumed pursuant to this Agreement and except as provided in Section 7(b), the Adviser will pay the Portfolio Implementer certain fees as described below. The Adviser will pay the annual base fee to Portfolio Implementer as set forth on Exhibit A attached hereto (the “Base Fee”). The Base Fee shall be paid monthly in arrears on the first business day of each month. Additionally, the Adviser will pay the Portfolio Implementer a fee computed daily and paid monthly in arrears on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the net assets of each Fund (the “AUM Fee”), equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and the Portfolio Implementer. The Portfolio Implementer will accept the AUM Fee and the Base Fee as full compensation for the services provided under this Agreement. The terms “fee” and/or “fees” may be used interchangeably throughout this Agreement and shall refer to both the AUM Fee and the Base Fee. If the fee payable to the Portfolio Implementer pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of each Fund’s net assets shall be computed in the manner specified in the Fund’s Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Adviser and shall in no way be an obligation of the Sub-Adviser, a Fund or the Trust.

(b) If PIMCO RAE Global Fund or PIMCO RAE Global ex-US Fund invest in any investment company, separate account, sub-advised account, other pooled vehicle or other account which is sponsored or advised by the Adviser, including any Fund (“PIMCO Managed Account”), the Portfolio Implementer shall, subject to applicable law, waive any fee based on the average daily value of the net assets of a Fund to which it would be entitled under Section 7(a) of this Agreement with respect to any assets of PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund invested in a PIMCO Managed Account. For the avoidance of doubt, any assets of PIMCO RAE Global Fund or PIMCO RAE Global ex-US Fund invested in a PIMCO Managed Account shall be excluded when the PIMCO RAE Global Fund’s or PIMCO RAE Global ex-US Fund’s net assets are valued for the purpose of calculating the applicable asset-based fees payable pursuant to the fee schedule as set forth in Exhibit A to this Agreement, as may be amended from time to time.

8. (a) This Agreement shall become effective with respect to the Funds as of the date hereof (and, with respect to any amendment, or with respect to any additional Fund, the date of the amendment or supplement hereto) and shall continue in effect with respect to the Funds for an initial period of two years (or, with respect to any additional Fund, for a period of not more than two years from the date of the supplement) and shall continue thereafter only so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to a Fund (or any additional Fund) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; (ii) a vote of a majority of the Trust’s entire Board of Trustees on sixty (60) days’ written notice to the Portfolio Implementer; (iii) the Adviser and the Sub-Adviser on sixty (60) days’ written notice to the Portfolio Implementer; or (iv) the Portfolio Implementer on sixty (60) days’ written notice to the Trust,

Adviser and Sub-Adviser. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. (a) The Portfolio Implementer shall indemnify and hold harmless the Adviser and Sub-Adviser and their respective officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Portfolio Implementer or its agents in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Portfolio Implementer or its agents in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard by the Portfolio Implementer or its affiliates or agents in fulfilling the Portfolio Implementer’s obligations under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Sub-Adviser and the Portfolio Implementer and their respective officers, directors, trustees, managers, partners employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Adviser in fulfilling its obligations under this Agreement.

(c) The Sub-Adviser shall indemnify and hold harmless the Adviser and the Portfolio Implementer and their respective officers, directors, trustees, managers, partners employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Sub-Adviser in fulfilling its obligations under this Agreement.

10. Except to the extent necessary to perform the Portfolio Implementer’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Portfolio Implementer, or any affiliate of the Portfolio Implementer, or any employee of the Portfolio Implementer, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Portfolio Implementer’s ability to meet its obligations to the Funds hereunder.

11. It is understood that the names “PIMCO”, “PIMCO Equity Series” or “PIMCO Funds” or any derivative thereof or logo associated therewith are the valuable property of the Adviser and its affiliates. The Portfolio Implementer (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Adviser. It is understood that “Parametric Portfolio Associates™” and Parametric with the iris flower logo and any derivative or logo associated therewith are the valuable property of Portfolio Implementer. While Portfolio Implementer consents to the use of the marks and logos for purposes of describing Portfolio Implementer’s role and responsibilities under this Agreement, rights to such intellectual property will remain with the Portfolio Implementer and nothing in this Agreement shall be construed otherwise. It is understood that “Research Affiliates®”, “RAE™”, “RAE Fundamental”, “RAFI®”, “Enhanced RAFI”, “eRAFI™”, “RALVEI”, “RAFI Low Volatility®”, “Fundamental Index®”, any associated logos and the method of formulation of the RAFI® series of indexes and the enhanced versions of the RAFI® series of indexes (each RAFI® index and enhanced version of a RAFI® index, a “RAFI® Index”) are the proprietary and valuable property of the Sub-Adviser. While the Sub-Adviser consents to the use of the marks and logos, rights to such intellectual property will remain with the Sub-Adviser and nothing in this Agreement shall be construed otherwise.

12. Any activities undertaken by the Portfolio Implementer on behalf of the Fund pursuant to this Agreement shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

13. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Portfolio Implementer hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Portfolio Implementer or its representatives of archival information including the Funds’ accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 does not preclude retention by the Portfolio Implementer or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Portfolio Implementer further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Portfolio Implementer hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Portfolio Implementer further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds, as they specifically relate to the Portfolio Implementer’s responsibilities under this Agreement, are being conducted in accordance with applicable law and regulations.

14. The Portfolio Implementer’s obligations and liability under this Agreement are limited by the following: Adviser represents, warrants and agrees that, except as is expressly provided for in this Agreement and/or the Investment Sub-Advisory Agreement, Adviser has sole responsibility for the accuracy and completeness of the Registration Statement, except for information regarding the Portfolio Implementer that has been specifically approved by the Portfolio Implementer for inclusion therein.

15. This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

16. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

17. (a) For the term of this Agreement and for five years after termination, the Adviser, the Sub-Adviser and the Portfolio Implementer shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate (as defined in the 1940 Act) of the Adviser, the Sub-Adviser or the Portfolio Implementer, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Adviser, the Portfolio Implementer,

the Adviser or the Funds (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Adviser may disclose or transmit Confidential Information with respect to the Funds: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Portfolio Implementer or the Sub-Adviser, as applicable.

(b) Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

18. No party shall be liable for or to any other party for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond a party’s control.

19. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

20. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the applicable party at the addresses set forth below:

If to Parametric Portfolio Associates:

Legal and Compliance Department

800 Fifth Avenue

Suite 2800

Seattle, WA 98104

Phone: (206) 694-5500

Fax: (206) 381-2750

Email: PPA-LegalNotices@paraport.com

If to PIMCO:

David C. Flattum

Managing Director, General Counsel

650 Newport Center Drive

Newport Beach, CA 92660

Phone: (949) 720-6134

Fax: (949) 720-4590

If to Research Affiliates:

Asher Ailey

Chief Legal Officer

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Phone: (949) 325-8804

Fax: (949) 325-8931

Notice shall be deemed given upon receipt.

21. This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. There are no oral or written collateral representations, agreements or understandings except as provided herein. The parties may mutually agree to other matters regarding the Portfolio Implementation Services which may be represented by other agreements between the parties.

22. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

23. No breach, default or threatened breach of this Agreement by a party shall relieve the other parties of their respective obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:

Title:

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By:

Title:

RESEARCH AFFILIATES, LLC

By:

Title:

EXHIBIT A

(as of [    ], 2021)

Fund	Annual Base Fee[1]	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)[2]
PIMCO RAE US Fund	$30,000	0.14%	$0 - $50 of net assets
		0.11%	Over $50 - $100 of net assets
		0.07%	Over $100 - $350 of net assets
		0.05%	Over $350 of net assets

PIMCO RAE US Small Fund	$30,000	0.18%	$0 - $50 of net assets
		0.14%	Over $50 - $100 of net assets
		0.10%	Over $100 - $350 of net assets
		0.08%	Over $350 of net assets

PIMCO RAE International Fund	$30,000	0.18%	$0 - $50 of net assets
		0.14%	Over $50 - $100 of net assets
		0.10%	Over $100 - $350 of net assets
		0.08%	Over $350 of net assets

PIMCO RAE Emerging Markets Fund	$30,000	0.34%	$0 - $50 of net assets
		0.31%	Over $50 - $100 of net assets
		0.21%	Over $100 - $350 of net assets
		0.15%	Over $350 of net assets

PIMCO RAE Global Fund	$30,000	0.16%	$0 - $50 of net assets
		0.13%	Over $50 - $100 of net assets
		0.09%	Over $100 - $350 of net assets
		0.07%	Over $350 of net assets

Fund	Annual Base Fee[1]	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)[2]
PIMCO RAE Global ex-US Fund	$30,000	0.16%	$0 - $50 of net assets
		0.13%	Over $50 - $100 of net assets
		0.09%	Over $100 - $350 of net assets
		0.07%	Over $350 of net assets

Each additional fund	$10,000	TBD	TBD

[1]

The annual base fee shall not be subject to the “relationship discount” discussed below. Additionally, the provisions of Section 7(b) shall not apply to the annual base fee, which shall be paid regardless of whether the Fund assets are invested in a PIMCO Managed Account.

[2]

As calculated pursuant to Section 7 of this Agreement. For the avoidance of doubt, the Portfolio Implementer shall not receive any fee based on the average daily value of the net assets of a Fund for assets of PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund invested in a PIMCO Managed Account (as defined in this Agreement). By way of clarification, the assets of PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund invested in a PIMCO Managed Account (as defined in this Agreement) shall be excluded when the PIMCO RAE Global Fund’s and PIMCO RAE Global ex-US Fund’s net assets are valued for the purpose of calculating asset-based fees payable pursuant to the rates of compensation and asset breakpoints set forth above.

With respect to any fee to which the Portfolio Implementer would be entitled under Section 7(a) of this Agreement and the fee schedule set forth in this Exhibit A to the Agreement, as may be amended from time to time, the Portfolio Implementer shall apply a “relationship discount” to the fee rates for each Fund, as set forth below, based on the aggregate amount of assets of PIMCO Managed Accounts and any investment company, separate account, sub-advised account, other pooled vehicle or other account which is sponsored or advised by the Sub-Adviser, for which the Portfolio Implementer provides Portfolio Implementation Services or other substantially similar services. Any such relationship discount applied to the fee rates for each Fund shall be calculated in accordance with the relationship discount schedule set forth below.

Relationship Discount

Assets Under Management (Millions)	Fee Rate Discount
0 - $200	0%
$200 - $500	-20%
$500 - $1500	-30%
$1500+	-50%

EXHIBIT B

(as of [    ], 2021)

Middle and Back Office Operational Support to be Provided by the Portfolio Implementer

Support Service
1.	Account reconciliation (i.e., daily reconciliation of Fund holdings to the records of the Funds’ custodian, including positions, cash holdings, market value, and cost basis)

2.	Corporate action processing (i.e., voluntary election processing and maintenance of voluntary and mandatory events and monitoring of bankruptcy securities and potential processing)

3.	Trade posting, affirmation and settlement oversight, including confirmation with the counterparty

4.	Daily pricing valuation

5.	Performance calculations (i.e., daily, time-weighted, rate-of-return calculations, including gross of fee and net of fee returns).

6.	Security maintenance (i.e., new security set-up, symbol changes (such as ISIN, CUSIP, ticker) and name changes)

7.	Client Activity — New account opening, contributions, redemptions, closures, changes (including changes to custodial accounts)

8.	Custom client reporting and custom reporting as reasonably requested by Adviser or Sub-Adviser

9.	Proxy voting subject to oversight by Sub-Adviser

11.	Failed trade aggregation, management and escalation with custodians and third party brokers management; Claims management (i.e., issuing, overseeing the claims process for overdraft charges, use of funds or penalty charges) for both domestic and international settlements

12.	Portfolio Implementer shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in Fund. Portfolio Implementer will, however, forward to Adviser any information it receives regarding any legal matters involving any asset held in Fund. Portfolio Implementer will also provide reasonable assistance in providing historical holdings of the Funds for the past seven years, as applicable

13.	Benchmark management (e.g., assignment and monitoring of benchmark, performance of benchmark reporting, change of benchmark process)

APPENDIX C

PORTFOLIO IMPLEMENTATION AGREEMENT

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

AGREEMENT made as of the [    ] day of [    ] 2021.

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “Adviser”) has been retained by PIMCO Equity Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as investment adviser, to provide investment advisory services to the PIMCO Dividend and Income Fund, a series of the Trust (the “Fund”), pursuant to an investment advisory agreement (the “Investment Advisory Agreement”);

WHEREAS, the Fund seeks to achieve its investment objective in part by investing a portion of its assets consistent with the Fund’s RAE Fundamental investment strategy described in the Fund’s Prospectus (as defined below), which is an investment strategy related to a Research Affiliates Fundamental Index® (“RAFI®”) methodology developed by Research Affiliates, LLC (“Research Affiliates” or “Sub-Adviser”), a sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and Research Affiliates (the “Investment Sub-Advisory Agreement”);

WHEREAS, under the Investment Sub-Advisory Agreement, the Adviser and Sub-Adviser agreed that they may enter into an agreement with a third party for the provision of certain portfolio implementation services that are consistent with the services to be provided by the Sub-Adviser under the Investment Sub-Advisory Agreement;

WHEREAS, it is intended that an Indicative Portfolio (defined below) with respect to a portion of the Fund’s portfolio (such portion, the “Equity Sleeve”) developed by Research Affiliates will be communicated to Parametric Portfolio Associates LLC, a Delaware limited liability company (the “Portfolio Implementer”), which will facilitate the appropriate implementation of the Indicative Portfolio for the Equity Sleeve;

WHEREAS, the Adviser and Sub-Adviser wish to retain the Portfolio Implementer to assist the Adviser and Sub-Adviser in providing portfolio implementation services described herein (“Portfolio Implementation Services”) in connection with the Indicative Portfolio for the Equity Sleeve;

WHEREAS, the Portfolio Implementer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Portfolio Implementer is willing to provide such Portfolio Implementation Services to the Adviser and the Sub-Adviser upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Portfolio Implementer as follows:

1. The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Fund and to such additional investment portfolios as shall be designated as Funds in supplements to this Agreement, as further agreed among the Adviser, the Sub-Adviser and the Portfolio Implementer. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the currently effective prospectus (the “Prospectus”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been or will be furnished to the Portfolio Implementer promptly. Any amendments to those documents shall be furnished to the Portfolio Implementer promptly.

2. The Adviser and the Sub-Adviser hereby appoint the Portfolio Implementer to provide the Portfolio Implementation Services specified in this Agreement and the Portfolio Implementer hereby accepts such appointment and agrees to render the services herein set forth.

3. (a) The Portfolio Implementer shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Portfolio Implementer may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Portfolio Implementer of any of its obligations hereunder, nor shall the Sub-Adviser, the

Adviser or the Fund be responsible for any additional fees or expenses hereunder as a result. In all cases, the Portfolio Implementer shall remain liable as if such services were provided directly.

(b) The Portfolio Implementer shall not retain any other person to serve as an investment adviser, sub-adviser or portfolio implementer to the Fund. The Portfolio Implementer shall not pay any fee, based on the assets of the Fund, to any person providing research and/or investment advice to the Portfolio Implementer without the express written consent of the Adviser.

(c) The Portfolio Implementer shall not be required to pay any expenses of the Fund other than those specifically allocated to the Portfolio Implementer in this Agreement. In particular, but without limiting the generality of the foregoing, the Portfolio Implementer shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Portfolio Implementer whose services may be involved, for any of the following expenses of the Fund: compensation of the Trustees who are not affiliated with the Portfolio Implementer or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Fund’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Fund), transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Fund; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses.

4. (a) Subject to the direct supervision of the Sub-Adviser, and ultimate supervision of the Adviser, the Portfolio Implementer is responsible for effecting all portfolio transactions on behalf of the Fund’s Equity Sleeve. The Sub-Adviser shall be responsible for providing the Portfolio Implementer with a model portfolio (an “Indicative Portfolio”) for each strategy of the Fund’s Equity Sleeve, as further described in the Fund’s Registration Statement, and, on an ongoing basis, monitoring and supervising the implementation and any rebalancing of such Indicative Portfolio by the Portfolio Implementer. Such Indicative Portfolio shall include, without limitation, the information described in Section 4(h) below. Additionally, the Sub-Adviser shall provide Portfolio Implementer with instructions as to the frequency and timing of rebalancing the

Fund’s Equity Sleeve to track the Indicative Portfolio. The Sub-Adviser may utilize the Portfolio Implementer to effect transactions for the Fund’s Equity Sleeve based solely on the Indicative Portfolio created by the Sub-Adviser and any specific restrictions or instructions communicated to the Portfolio Implementer by the Sub-Adviser. The Portfolio Implementer shall have discretion to execute all portfolio transactions on behalf of the Fund’s Equity Sleeve necessary to implement the Indicative Portfolio specified by the Sub-Adviser for the Equity Sleeve. In exercising such discretion, Portfolio Implementer will seek to limit tracking error from the Indicative Portfolio but may allow the Fund’s Equity Sleeve to vary from the Indicative Portfolio subject to the supervision of the Sub-Adviser. Additionally, Portfolio Implementer may, in its sole discretion but subject to any restrictions communicated to the Portfolio Implementer by Sub-Adviser in writing, decline to purchase a security specified in the Indicative Portfolio, or decide to substitute a security specified in the Indicative Portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided, however, that such Substitute Security shall provide similar economic exposure as the Original Security. The discretion provided to the Portfolio Implementer under this Section 4(a) shall be subject to any guidelines, limitations or restrictions provided by the Sub-Adviser or Adviser.

It is understood and agreed that it shall be the responsibility of the Sub-Adviser to oversee and monitor the services the Portfolio Implementer provides on behalf of the Equity Sleeve, as the Sub-Adviser’s agent hereunder, including the compliance of such services with the investment objectives, policies and restrictions applicable to the Equity Sleeve, as stated in the Fund’s Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies and other applicable laws, rules and regulations, and the Portfolio Implementer shall reasonably cooperate with and provide such information that is reasonably requested by Sub-Adviser and/or Adviser regarding its services and activities on behalf of the Fund’s Equity Sleeve to the Sub-Adviser (and Adviser, as applicable) to assist them in carrying out such oversight and monitoring.

(b) In addition to effecting all portfolio transactions on behalf of the Fund’s Equity Sleeve, the Portfolio Implementer shall be responsible for providing middle and back office operational support for the Fund with respect to the services the Portfolio Implementer provides hereunder. Such support services are set forth in Exhibit B attached hereto, as may be amended from time to time. Portfolio Implementer shall not have responsibility for wiring funds, processing class action or bankruptcy litigation claims relating to any assets held by the Fund, or calculating the net asset value of the Fund.

(c) Unless otherwise instructed by the Trust’s Board of Trustees, the Adviser, or the Sub-Adviser, and subject to the oversight and instruction of the Sub-Adviser, the Portfolio Implementer shall be responsible for, as agent for the Sub-Adviser, exercising whatever powers the Trust, the Adviser and the Sub-Adviser may possess with respect to any of the portfolio securities or other investments of the Fund’s Equity Sleeve, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer; provided, however, that Portfolio Implementer shall not be required to pursue class actions or other legal actions with respect to such securities or investments. Additionally, the Portfolio Implementer will coordinate with the Adviser and/or Sub-Adviser to implement a securities lending program, provided, however, that (i) the Portfolio Implementer shall not be responsible for determining what securities will be leant, what short-term debt obligations to purchase, or when to recall securities that have been leant to third parties; and (ii) the Portfolio Implementer shall provide information as reasonably requested by the Adviser, Sub-Adviser or the Fund’s securities lending agent, including information relating to the Fund’s portfolio holdings. With respect to any domestic (U.S.) securities held in the Fund’s Equity Sleeve, only Portfolio Implementer will (i) exercise “investment discretion” with respect to Accounts within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) exercise “voting power” and “investment power” with respect to Accounts within the meaning of Rule 13d-3 under the Exchange Act and (iii) be responsible for filing any required reports pursuant to Sections 13(f), 13(d) and 13(g) of the Exchange Act and the rules thereunder. With respect to any foreign (non-U.S.) securities held in the Fund’s Equity Sleeve, and pursuant to the Adviser’s delegation of authority and subject to the Sub-Adviser’s oversight, the Portfolio Implementer shall also be responsible for filing on a timely basis any holdings disclosures or other reports as Portfolio Implementer may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Fund’s portfolio.

(d) The Portfolio Implementer shall not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession, nor will the Portfolio Implementer seek to obtain any such information.

(e) Upon request, the Portfolio Implementer shall provide to the Adviser and Sub-Adviser, and also the officers of the Trust, administrative assistance in connection with the operation of the Fund, which shall include (i) compliance with all reasonable requests of the Adviser and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and (ii) such other services as the Adviser and/or Sub-Adviser shall from time to time reasonably determine to be necessary or useful to the administration of the Fund. With respect to the services that the Portfolio Implementer is providing to the Fund, the Portfolio Implementer will keep the Adviser and the Sub-Adviser informed of developments materially affecting the Fund.

(f) The Portfolio Implementer shall provide Portfolio Implementation Services for the account of the Fund’s Equity Sleeve in accordance with the Portfolio Implementer’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Portfolio Implementer shall use the same skill and care in providing services to the Fund as it uses in providing services to clients and accounts for which it has full discretionary investment responsibility and shall use its best efforts to seek the overall best terms for the transactions of the Fund’s Equity Sleeve based on factors deemed relevant to the Portfolio Implementer.

(g) Upon request, the Portfolio Implementer shall furnish to the Adviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information, as applicable to the Portfolio Implementer’s responsibilities under this Agreement) on the execution of the transactions of the Fund’s Equity Sleeve and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(h) The Sub-Adviser will communicate to the Portfolio Implementer an Indicative Portfolio for the Fund’s Equity Sleeve with such frequency as deemed by the Sub-Adviser to be necessary or appropriate and at the reasonable request of the Adviser. The Indicative Portfolio shall include at least the following information: (i) the name of the Fund; (ii) the constituent securities; (iii) the identifiers for such constituent securities; (iv) the number of constituent securities comprising the Indicative Portfolio; (v) the weights to be applied to such constituent securities; and (vi) such other information as the Sub-Adviser may reasonably believe is necessary to communicate to the Portfolio Implementer for purposes of fulfilling the Sub-Adviser’s obligations to the Adviser, on behalf of the Equity Sleeve, under the Investment Sub-Advisory Agreement.

(i) The Portfolio Implementer will promptly review all account reconciliation documents for the Fund, such as: (i) reports of current security holdings in the Equity Sleeve; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Fund, the Adviser, the Sub-Adviser or any service provider thereto (such as the Fund’s custodian) and will report any errors or discrepancies in such reports to the Fund or its designee within three business days after discovery of such discrepancies.

(j) Prior to entering into trades or portfolio transactions, the Portfolio Implementer will monitor the Equity Sleeve’s compliance with the investment objectives, policies and restrictions applicable to the Equity Sleeve, including, but not limited to, the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended, and the 1940 Act and the rules and regulations promulgated thereunder, as amended, and as stated in the Fund’s Registration Statement and any other applicable investment limitations or other restrictions communicated to the Portfolio Implementer by the Adviser and/or Sub-Adviser. The Portfolio Implementer has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (the “Portfolio Implementer Procedures”), and the Portfolio Implementer has designated a chief compliance officer responsible for administering the Portfolio Implementer Procedures. The Portfolio Implementer will notify the Adviser and the Sub-Adviser promptly of any violations of such objectives, policies, restrictions and limitations.

(k) On occasions when the Portfolio Implementer is executing transactions in a security for the Fund as well as other of its clients, the Portfolio Implementer, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Portfolio Implementer may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Implementer in the manner described in Portfolio Implementer’s then current Form ADV Part 2A.

(l) The Portfolio Implementer may, as described in Portfolio Implementer’s Form ADV Part 2A, cause the Fund to pay a broker which provides brokerage and research services to the Portfolio Implementer a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Portfolio Implementer determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Portfolio Implementer’s overall responsibilities to the Trust and any other of the Portfolio Implementer’s clients.

(m) The Adviser and Sub-Adviser agree to take all steps necessary to provide the Portfolio Implementer with the authority to carry out its duties and obligations hereunder, including, but not limited to, issuing instructions to all custodians and broker-dealers as necessary to give the Portfolio Implementer all necessary authority to act on behalf of the Fund.

(n) Nothing herein shall relieve the Sub-Adviser of its duties or responsibilities under the Investment Sub-Advisory Agreement. The Sub-Adviser will develop the Indicative Portfolio and communicate such Indicative Portfolio to the Portfolio Implementer. The Portfolio Implementer is not authorized to exercise any discretion with respect to the Fund’s assets other than as provided in this Agreement.

(o) Unless specified by separate agreement, the Portfolio Implementation Services shall not include: (i) consultation with the Fund regarding the appropriateness of the benchmark or strategy as related to its overall investment objective (i.e., suitability analysis); (ii) initial and periodic client service and reporting to the Fund, including delivery of brochures and notices; or (iii) any form of custody of the Fund’s assets.

5. The Portfolio Implementer shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Portfolio Implementer shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Sub-Adviser, the Trust or the Fund in connection with the matters to which this Agreement relates, except that the Portfolio Implementer shall be liable to the Adviser, the Sub-Adviser and the Fund for a loss resulting from a breach of fiduciary duty by the Portfolio Implementer under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Portfolio Implementer in the performance of its duties hereunder or from reckless disregard by the Portfolio Implementer of its obligations or duties under this Agreement. In no case shall the Portfolio Implementer be liable for reasonable actions taken or reasonable non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Portfolio Implementer by the Adviser or the

Sub-Adviser. As used in this Section, the term “Portfolio Implementer” shall include any officers, directors, employees or other affiliates of the Portfolio Implementer performing services with respect to the Fund.

6. (a) The Portfolio Implementer agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Portfolio Implementer in performance of its duties hereunder. The Portfolio Implementer will treat as confidential and proprietary information of the Fund all records and information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, and the Portfolio Implementer shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(b) The Portfolio Implementer will notify the Fund, the Adviser and the Sub-Adviser in the event that the Portfolio Implementer: (i) becomes aware that it is subject to a statutory disqualification that prevents the Portfolio Implementer from providing the Portfolio Implementation Services pursuant to this Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; provided, however, that to the extent such information is required to be publicly disclosed pursuant to SEC Regulation FD, such information has first been publicly disclosed by the Portfolio Implementer or its ultimate parent company pursuant to Regulation FD.

7. (a) For the services provided and the expenses assumed pursuant to this Agreement and except as provided in Section 7(b), the Adviser will pay the Portfolio Implementer certain fees as described below. The Adviser will pay the annual base fee to Portfolio Implementer as set forth on Exhibit A attached hereto (the “Base Fee”). The Base Fee shall be paid monthly in arrears on the first business day of each month. Additionally, the Adviser will pay the Portfolio Implementer a fee computed daily and paid monthly in arrears on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the net assets of the Fund attributable to its Equity Sleeve (the “AUM Fee”), equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and the Portfolio Implementer. The Portfolio Implementer will accept the AUM Fee and the Base Fee as full compensation for the services provided under this Agreement. The terms “fee” and/or “fees” may be used interchangeably throughout this Agreement and shall refer to both the AUM Fee and the Base Fee. If the fee payable to the Portfolio Implementer pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Fund’s net assets attributable to its Equity Sleeve shall be computed in the manner specified in the Fund’s Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Adviser and shall in no way be an obligation of the Sub-Adviser, the Fund or the Trust.

(b) If any investment company, separate account, sub-advised account, other pooled vehicle or other account, which is (i) sponsored or advised by the Adviser, (ii) sub-advised by the Sub-Adviser pursuant to an agreement wherein the Sub-Adviser is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated, (iii) provided portfolio implementation services by the Portfolio Implementer and (iv) eligible to invest in the Fund (“PIMCO Managed Account”), including, without limitation, PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund, invests in the Fund, the Portfolio Implementer shall, subject to applicable law, waive any fee to which it would be entitled under Section 7(a) of this Agreement with respect to any assets of a PIMCO Managed Account invested in the Fund. For the avoidance of doubt, any assets of a PIMCO Managed Account invested in the Fund shall be excluded when the Fund’s net assets attributable to its Equity Sleeve are valued for the purpose of calculating the applicable fees payable pursuant to the fee schedule set forth in Exhibit A to this Agreement, as may be amended from time to time. By way of clarification, PIMCO Managed Accounts do not include investment companies, separate accounts, sub-advised accounts, other pooled vehicles or other accounts for which the Sub-Adviser serves as sub-adviser but the Sub-Adviser is not primarily responsible for asset allocation determinations. In this regard, the Sub-Adviser would not be considered to be primarily responsible for asset allocation determinations for a vehicle or account if the Sub-Adviser’s services are limited to a component of the overall strategy of the vehicle or account and the Sub-Adviser does not have primary asset allocation responsibility for the vehicle or account as a whole, including where the Sub-Adviser provides index constituents and weights for proprietary strategies or exposures that are or may be utilized by the vehicle or account.

8. (a) This Agreement shall become effective with respect to the Fund as of the date hereof (and, with respect to any amendment, or with respect to any additional Fund, the date of the amendment or supplement hereto) and shall continue in effect with respect to the Fund for an initial period of two years (or, with respect to any additional Fund, for a period of not more than two years from the date of the supplement) and shall continue thereafter only so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to the Fund (or any additional Fund) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; (ii) a vote of a majority of the Trust’s entire Board of Trustees on sixty (60) days’ written notice to the Portfolio Implementer; (iii) the Adviser and the Sub-Adviser on sixty (60) days’ written notice to the Portfolio Implementer; or (iv) the Portfolio Implementer on sixty (60) days’ written notice to the Trust, Adviser and Sub-Adviser. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. (a) The Portfolio Implementer shall indemnify and hold harmless the Adviser and Sub-Adviser and their respective officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Portfolio Implementer or its agents in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Portfolio Implementer or its agents in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard by the Portfolio Implementer or its affiliates or agents in fulfilling the Portfolio Implementer’s obligations under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Sub-Adviser and the Portfolio Implementer and their respective officers, directors, trustees, managers, partners employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’

fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Adviser in fulfilling its obligations under this Agreement.

(c) The Sub-Adviser shall indemnify and hold harmless the Adviser and the Portfolio Implementer and their respective officers, directors, trustees, managers, partners employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Sub-Adviser in fulfilling its obligations under this Agreement.

10. Except to the extent necessary to perform the Portfolio Implementer’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Portfolio Implementer, or any affiliate of the Portfolio Implementer, or any employee of the Portfolio Implementer, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Portfolio Implementer’s ability to meet its obligations to the Fund hereunder.

11. It is understood that the names “PIMCO”, “PIMCO Equity Series” or “PIMCO Funds” or any derivative thereof or logo associated therewith are the valuable property of the Adviser and its affiliates. The Portfolio Implementer (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Adviser. It is understood that “Parametric Portfolio Associates™” and Parametric with the iris flower logo and any derivative or logo associated therewith are the valuable property of Portfolio Implementer. While Portfolio Implementer consents to the use of the marks and logos for purposes of describing Portfolio Implementer’s role and responsibilities under this Agreement, rights to such intellectual property will remain with the Portfolio Implementer and nothing in this Agreement shall be construed otherwise. It is understood that “Research Affiliates®”, “RAE®”, “RAE® Fundamental”, “RAE® Income”, “RAFI®”, “Enhanced RAFI”, “eRAFI®”, “RALVEI”, “RAFI Low Volatility®”, “Fundamental Index®”, any associated logos and the method of formulation of the RAFI® series of indexes and the enhanced versions of the RAFI® series of indexes (each RAFI® index and enhanced version of a RAFI® index, a “RAFI® Index”) are the proprietary and valuable property of the Sub-Adviser. While the Sub-Adviser consents to the use of the marks and logos, rights to such intellectual property will remain with the Sub-Adviser and nothing in this Agreement shall be construed otherwise.

12. Any activities undertaken by the Portfolio Implementer on behalf of the Fund pursuant to this Agreement shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

13. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Portfolio Implementer hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Portfolio Implementer or its representatives of archival information including the Fund’s accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 does not preclude retention by the Portfolio Implementer or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Portfolio Implementer further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Portfolio Implementer hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Portfolio Implementer further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund, as they specifically relate to the Portfolio Implementer’s responsibilities under this Agreement, are being conducted in accordance with applicable law and regulations.

14. The Portfolio Implementer’s obligations and liability under this Agreement are limited by the following: Adviser represents, warrants and agrees that, except as is expressly provided for in this Agreement and/or the Investment

Sub-Advisory Agreement, Adviser has sole responsibility for the accuracy and completeness of the Registration Statement, except for information regarding the Portfolio Implementer that has been specifically approved by the Portfolio Implementer for inclusion therein.

15. This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

16. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

17. (a) For the term of this Agreement and for five years after termination, the Adviser, the Sub-Adviser and the Portfolio Implementer shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate (as defined in the 1940 Act) of the Adviser, the Sub-Adviser or the Portfolio Implementer, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Adviser, the Portfolio Implementer, the Adviser or the Fund (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Adviser may disclose or transmit Confidential Information with respect to the Fund: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Portfolio Implementer or the Sub-Adviser, as applicable.

(b) Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

18. No party shall be liable for or to any other party for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond a party’s control.

19. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

20. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the applicable party at the addresses set forth below:

If to Parametric Portfolio Associates:

Parametric Portfolio Associates

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Attn: Legal and Compliance Department

Phone: (206) 694-5500

Fax: (206) 381-2750

Email: PPA-LegalNotices@paraport.com

If to PIMCO:

David C. Flattum

Managing Director, General Counsel

650 Newport Center Drive

Newport Beach, CA 92660

Phone: (949) 720-6134

Fax: (949) 720-4590

If to Research Affiliates:

Asher Ailey

Chief Legal Officer

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Phone: (949) 325-8804

Fax: (949) 325-8931

Notice shall be deemed given upon receipt.

21. This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. There are no oral or written collateral representations, agreements or understandings except as provided herein. The parties may mutually agree to other matters regarding the Portfolio Implementation Services which may be represented by other agreements between the parties.

22. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

23. No breach, default or threatened breach of this Agreement by a party shall relieve the other parties of their respective obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:

Title:

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By:

Title:

RESEARCH AFFILIATES, LLC

By:

Title:

EXHIBIT A

(as of [    ], 2021)

Fund	Annual Base Fee[1]	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)[2]
PIMCO Dividend and Income Fund	$10,000	0.07%	$0 - $50 of net assets attributable to Equity Sleeve
		0.06%	Over $50 - $100 of net assets attributable to Equity Sleeve
		0.04%	Over $100 - $350 of net assets attributable to Equity Sleeve
		0.035%	Over $350 of net assets attributable to Equity Sleeve

[1]	The provisions of Section 7(b) shall not apply to the annual base fee.
[2]	As calculated pursuant to Section 7 of this Agreement.

EXHIBIT B

(as of [    ], 2021)

Middle and Back Office Operational Support to be Provided by the Portfolio Implementer

Support Service
1.	Account reconciliation (i.e., daily reconciliation of holdings in the Fund’s Equity Sleeve to the records of the Fund’s custodian, including positions, cash holdings, market value, and cost basis)

2.	Corporate action processing (i.e., voluntary election processing and maintenance of voluntary and mandatory events and monitoring of bankruptcy securities and potential processing)

3.	Trade posting, affirmation and settlement oversight, including confirmation with the counterparty

4.	Daily pricing valuation

5.	Performance calculations (i.e., daily, time-weighted, rate-of-return calculations, including gross of fee and net of fee returns).

6.	Security maintenance (i.e., new security set-up, symbol changes (such as ISIN, CUSIP, ticker) and name changes)

7.	Client Activity — New account opening, contributions, redemptions, closures, changes (including changes to custodial accounts)

8.	Custom client reporting and custom reporting as reasonably requested by Adviser or Sub-Adviser

9.	Proxy voting subject to oversight by Sub-Adviser

10.	Failed trade aggregation, management and escalation with custodians and third party brokers management; Claims management (i.e., issuing, overseeing the claims process for overdraft charges, use of funds or penalty charges) for both domestic and international settlements

11.	Portfolio Implementer shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in Fund. Portfolio Implementer will, however, forward to Adviser any information it receives regarding any legal matters involving any asset held in Fund. Portfolio Implementer will also provide reasonable assistance in providing historical holdings of the Fund for the past seven years, as applicable

12.	Benchmark management (e.g., assignment and monitoring of benchmark, performance of benchmark reporting, change of benchmark process)

APPENDIX D

INVESTMENT ADVISORY CONTRACT

PIMCO EQUITY SERIES

840 Newport Center Drive

Newport Beach, California 92660

March 30, 2010

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Dear Sirs:

This contract dated March 30, 2010 (the “Contract”) is between PIMCO Equity Series (the “Trust”) and Pacific Investment Management Company LLC (the “Adviser”). This Contract will confirm the agreement between the Trust and Adviser as follows:

1. The Trust is an open-end investment company which has separate investment portfolios, listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (the “Funds” and each, a “Fund”) all of which are subject to this Contract, as supplemented. Additional investment portfolios may be established in the future. This Contract shall pertain to the Funds and to such additional investment portfolios as shall be designated in amendments or Supplements to this Contract, as further agreed between the Trust and the Adviser. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to that Fund as specified in the currently effective Prospectus (the “Prospectus”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract (the “Distribution Contract”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust. Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Trust has also retained the Adviser to provide the Trust with supervisory, administrative and other services.

2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information.

Consistent with the investment objectives, policies and restrictions applicable to the Trust and the Funds, the Adviser will determine the securities and other assets to be purchased or sold or the other techniques to be utilized (including, but not limited to, securities lending) by each Fund and will determine what portion of each Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not, to the extent inconsistent with applicable law, use any material nonpublic information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates.

(b) The Adviser also shall provide to the officers of the Trust administrative assistance in connection with the operation of the Trust and the Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Trust and Funds.

(c) As manager of the assets of the Funds, the Adviser shall make investments for the account of the Funds in accordance with the Adviser’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(d) The Adviser shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Trust and its Funds and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

(f) The Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser’s overall responsibilities to the Trust and any other of the Adviser’s clients.

(g) The Adviser may itself, or may cause a Fund to, commence, join in, consent to or oppose the reorganization, recapitalization, consolidation, sale, merger, foreclosure, liquidation or readjustment of the finances of any person or the securities or other property thereof, and to deposit any securities or other property with any protective, reorganization or similar committee. Without limiting the generality of the foregoing, the Adviser may represent a Fund on a creditors’ (or similar) committee.

(h) The Adviser shall have sole authority to exercise whatever powers the Trust may possess with respect to any of the assets of a Fund, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer.

(i) The Adviser shall have the authority to enter into any agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to meet the obligations of a Fund with respect to any investments made for the Fund which shall include any market and/or industry standard documentation and the standard representations and/or indemnifications contained therein.

5. The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Contract. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Contract, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Contract, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Contract. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Funds as described in this Contract.

6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

If the fees payable to the Adviser pursuant to this Section 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a “business day” is any day a Fund is open for business or as otherwise provided in the Trust’s Prospectus.

7. (a) This Contract shall become effective with respect to the Funds on March 30, 2010 (and, with respect to any amendment, or with respect to any additional fund, the date of the amendment or Supplement hereto) and shall continue in effect with respect to a Fund for a period of more than two years from that date (or, with respect to any additional fund, the date of the Supplement) and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Contract may be terminated with respect to a Fund (or any additional fund) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Contract (or any Supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8. Except to the extent necessary to perform the Adviser’s obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10. It is understood that the names “Pacific Investment Management Company LLC” or “PIMCO” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds may use such names (or derivatives or logos) only as permitted by the Adviser.

11. Notices of any kind to be given to PIMCO by the Trust shall be in writing and shall be duly given if mailed or delivered to PIMCO at 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by PIMCO. Notices of any kind to be given to the Trust by PIMCO shall be in writing and shall be duly given if mailed or delivered to 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Trust.

12. This Contract may be executed in one or more counterparts, each of which shall be deemed to be an original.

13. This Contract shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(a) If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby and, to this extent, the provisions of this Contract shall be deemed to be severable. To the extent that any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b) The captions in this Contract are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO EQUITY SERIES

By:
Name:	Peter G. Strelow
Title:	Vice President

ACCEPTED:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Name:	Brent R. Harris
Title:	Managing Director

APPENDIX E

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT, made this 17th day of May, 2017, between PIMCO Equity Series (the “Trust”), a Delaware statutory trust, and Pacific Investment Management Company LLC (“PIMCO”).

WHEREAS, the Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series which are listed in the attached Schedule A (as amended from time to time), with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust desires to retain PIMCO to render investment advisory and supervisory and administrative services hereunder with respect to the series listed in Schedule A together with any other series subsequently established by the Trust and included on Schedule A, and with respect to which PIMCO is willing to do so, being herein collectively referred to also as the “Funds”; and

WHEREAS, the Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to that Fund as specified in the currently effective Prospectus (the “Prospectus”) for the Trust applicable to the Funds included in the registration statements, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”); and

WHEREAS, pursuant to a Distribution Contract (the “Distribution Contract”), between the Trust and PIMCO Investments LLC (the “Distributor”), the Funds have employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust; and

WHEREAS, PIMCO is willing to furnish investment advisory and supervisory and administrative services and/or to arrange for such services in the manner and on the terms hereinafter set forth; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Appointment. The Trust hereby appoints PIMCO to provide the investment advisory services and to provide or procure the supervisory and administrative and other services as specified in this Agreement and PIMCO hereby accepts such appointment.

2. Duties. (a) PIMCO shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. PIMCO may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve PIMCO of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

3. Investment Advisory Services. (a) PIMCO shall provide to the Trust investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information.

Consistent with the investment objectives, policies and restrictions applicable to the Trust and its Funds, PIMCO will determine the securities and other assets to be purchased or sold or the other techniques to be utilized (including, but not limited to, securities lending) by each Fund and will determine what portion of each Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO. It is understood that PIMCO will not, to the extent inconsistent with applicable law, use any material nonpublic information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates.

(b) As manager of the assets of the Funds, PIMCO shall make investments for the account of the Funds in accordance with PIMCO’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act, any SEC exemptive relief and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(c) PIMCO shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Trust and its Funds and on the performance of its investment advisory obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(d) On occasions when PIMCO deems the purchase or sale of a security to be in the best interest of a Fund as well as other of its clients, PIMCO, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. PIMCO may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by PIMCO in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

(e) PIMCO may cause a Fund to pay a broker which provides brokerage and research services to PIMCO a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless PIMCO determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or PIMCO’s overall responsibilities to the Trust and any other of PIMCO’s clients.

(f) PIMCO may itself, or may cause a Fund to, commence, join in, consent to or oppose the reorganization, recapitalization, consolidation, sale, merger, foreclosure, liquidation or readjustment of the finances of any person or the securities or other property thereof, and to deposit any securities or other property with any protective, reorganization or similar committee. Without limiting the generality of the foregoing, PIMCO may represent a Fund on a creditors’ (or similar) committee.

(g) PIMCO shall have sole authority to exercise whatever powers the Trust may possess with respect to any of the assets of a Fund, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer.

4. Supervisory and Administrative Services. Subject to the general supervision of the Board of Trustees, PIMCO shall provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Funds, but not including the distribution services provided by the Distributor pursuant to its Distribution Contract with the Trust.

(a) The supervisory and administrative services to be provided by PIMCO shall include the following:

(i) PIMCO shall supervise and coordinate matters relating to the operation of the Funds, including the custodian, transfer agent, dividend disbursing agent, and recordkeeping agent (including pricing and valuation of the Funds), accountants, attorneys, and other parties performing services or operational functions for the Funds. In connection with the supervision of the pricing and valuation of the Funds, PIMCO shall establish such systems and procedures as are necessary to carry out this function, including systems and procedures relating to defaulted securities; forensic reporting and monitoring of securities and derivatives pricing, including checks and balances against internal models and external pricing services; tracking and reviewing fair valued securities; supervising pricing vendors; monitoring for significant events occurring after the close of trading that may affect the value of portfolio holdings; and establishing net asset value estimation processes in the event the custodian cannot produce a net asset value for Shares of a Fund.

(ii) PIMCO shall provide the Funds, at PIMCO’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for the effective supervision and administration of the Funds as contemplated in this Agreement as well as provide the Funds, at PIMCO’s expense, with the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary to ensure compliance with federal securities laws and other applicable laws.

(iii) PIMCO shall maintain or supervise the maintenance by third parties of such books and records of the Trust and the Funds as may be required by applicable federal or state law.

(iv) PIMCO shall prepare or supervise the preparation by third parties of all federal, state, local, and foreign tax returns and reports of the Funds required by applicable law.

(v) PIMCO shall prepare, file, and arrange for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law.

(vi) PIMCO shall prepare and arrange for the filing of such registration statements and other documents with the SEC and other federal and state or other regulatory authorities as may be required to register the Shares of the Funds and qualify the Trust to do business or as otherwise required by applicable law. PIMCO shall maintain registration of the Funds’ Shares in such other jurisdictions as it deems necessary and appropriate. PIMCO shall maintain a review and certification program and internal controls and procedures in accordance with relevant provisions of the Sarbanes Oxley Act of 2002 as applicable to registered investment companies. PIMCO shall maintain systems necessary to provide or procure required disclosure in the Funds’ registration statements, shareholder reports, proxy statements, and similar regulatory documents, and Fund proxy voting information.

(vii) PIMCO shall take such other action with respect to the Funds as may be required by applicable law, including without limitation the rules and regulations of the SEC, the Commodity Futures Trading Commission, state securities commissions and other governmental and regulatory agencies. Such actions shall include, but are not limited to: establishment and maintenance of a compliance program in accordance with Rule 38a-1 under the 1940 Act, support of the Funds’ Chief Compliance Officer, and systems and procedures necessary to effectuate the compliance program.

(viii) PIMCO shall provide the Funds with administrative services to shareholders, including: the maintenance of a shareholder call center; the provision of certain statistical information and performance of the Funds; a web servicing platform and internet website; maintenance of privacy protection systems and procedures; and oversight of anti-money laundering monitoring systems and procedures. Notwithstanding the foregoing, PIMCO may procure or delegate provision of these services to third parties.

(b) Other Services. PIMCO shall also procure on behalf of the Trust and the Funds, and at the expense of PIMCO, the following persons to provide services to the Funds: (i) a custodian or custodians for the Funds to provide for the safekeeping of the Funds’ assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Funds; (iii) a transfer agent for the Funds; and (iv) a dividend disbursing agent for the Funds. The Trust may be a party to any agreement with any of the persons referred to in this Section 4(b).

(c) Personnel. PIMCO shall also make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the supervision and administration of the Funds and services provided to the Funds under this Agreement.

(d) Standards; Reports. In performing these supervisory and administrative services, PIMCO:

(i) shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement filed on Form N-1A as supplemented or amended from time to time.

(ii) will make available to the Trust, promptly upon request, any of the Funds’ books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with PIMCO’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(iii) will regularly report to the Trust’s Board of Trustees on the supervisory and administrative services provided under this Agreement and will furnish the Trust’s Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request.

5. Calculation of Fees. In consideration of the services to be rendered by PIMCO under this Agreement, each Fund shall pay PIMCO a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund, as applicable, during the preceding month, at the annual rates provided for in Schedule A, as such Schedule A may be amended from time to time.

If the fees payable to PIMCO pursuant to this Section 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be pro-rated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day the New York Stock Exchange is open for trading.

6. Allocation of Expenses. During the term of this Agreement, PIMCO will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Funds under this Agreement. In addition, PIMCO shall bear the following expenses under this Agreement as they relate to the Funds:

(a) Expenses of all audits by Trust’s independent public accountants;

(b) Expenses of the Trust’s transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including any recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e) Expenses of obtaining Portfolio Activity Reports for each Fund;

(f) Expenses of maintaining the Trust’s tax records;

(g) Costs and/or fees, including legal fees, incident to meetings of the Trust’s shareholders, the preparation, printing and mailings of prospectuses, notices and proxy statements and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, the expenses of issuing, redeeming, registering and qualifying for sale, Shares with federal and state securities authorities, and the expense of qualifying and listing Shares with any securities exchange or other trading system;

(h) The Trust’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Delaware statutory trust registered as an open-end management investment company and listed for trading with a securities exchange or other trading system;

(i) Costs of printing certificates representing Shares of the Trust;

(j) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; and

(k) Association membership dues.

The Trust shall bear the following expenses as they relate to the Funds:

(a) Salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates;

(b) Taxes and governmental fees, if any, levied against the Trust or the Funds;

(c) Brokerage fees and commissions, and other portfolio transaction expenses incurred for the Funds;

(d) Expenses of the Trust’s securities lending, including any securities lending agent fees, as governed by a separate securities lending agreement;

(e) Costs, including the interest expenses, of borrowing money;

(f) Fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates;

(g) Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(h) Organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles.

7. Effectiveness and Termination. (a) This Agreement shall become effective with respect to the Funds on May 17, 2017 (and, with respect to any amendment, or with respect to any additional fund, the date of the amendment or Supplement hereto) and shall continue in effect with respect to a Fund for a period of more than two years from that date (or, with respect to any additional fund, the date of the Supplement) only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of

Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to a Fund (or any additional fund) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to PIMCO or by PIMCO on 60 days’ written notice to the Trust. This Agreement (or any Supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8. Liability. PIMCO shall give the Trust the benefit of PIMCO’s best judgment and efforts in rendering services under this Agreement. PIMCO may rely on information reasonably believed by it to be accurate and reliable. As an inducement for PIMCO’s undertaking to render services under this Agreement, the Trust agrees that neither PIMCO nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of PIMCO and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or PIMCO or provide a defense for any other person including persons that provide services for the Funds as described in this Agreement.

9. Non-Exclusivity. The services of PIMCO to the Trust under this contract are not to be deemed exclusive as to PIMCO and PIMCO will be free to render similar services to other investment companies and other clients. Except to the extent necessary to perform PIMCO’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of PIMCO, or any affiliate of PIMCO, or any employee of PIMCO, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

10. Independent Contractor. PIMCO shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

11. Use of Name. It is understood that the names “Pacific Investment Management Company LLC” or “PIMCO” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by PIMCO and its affiliates are the valuable property of PIMCO and its affiliates, and that the Trust and/or the Funds may use such names (or derivatives or logos) only as permitted by PIMCO.

12. Notices. Notices of any kind to be given to PIMCO by the Trust shall be in writing and shall be duly given if mailed or delivered to PIMCO at 650 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by PIMCO. Notices of any kind to be given to the Trust by PIMCO shall be in writing and shall be duly given if mailed or delivered to 650 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Trust.

13. Trust Obligation. A copy of the Trust’s Declaration of Trust has been provided to PIMCO and has been filed as an exhibit to the Trust’s registration statement, and notice is hereby given that the Agreement has been executed on behalf of the Trust by an officer of the Trust in his or her capacity as an officer and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15. Miscellaneous. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder.

(a) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party, hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

PIMCO Equity Series

By:
Name:	Henrik P. Larsen
Title:	Vice President

Pacific Investment Management Company LLC

By:
Name:	Peter G. Strelow
Title:	Managing Director

ACKNOWLEGDED:

PIMCO Funds, on behalf of its series PIMCO Funds: Private Account Portfolio Series — PIMCO Short-Term Floating NAV Portfolio III and PIMCO Funds: Private Account Portfolio Series — PIMCO Short-Term Floating NAV Portfolio IV

By:
Name:	Henrik P. Larsen
Title:	Vice President

APPENDIX F

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PIMCO

Name and Address	Position with PIMCO/Principal Occupations
Ananthanarayanan, Mangala V	Managing Director, PIMCO
Anderson, Joshua M.	Managing Director, PIMCO
Balls, Andrew Thomas	Managing Director and Chief Investment Officer, PIMCO
Baz, Jamil	Managing Director, PIMCO
Blute, Ryan Patrick	Managing Director, PIMCO
Bodereau, Philippe	Managing Director, PIMCO
Bosomworth, Andrew	Managing Director, PIMCO
Braun, David L.	Managing Director, PIMCO
Brigliadori-Walsh, Geraldine	Managing Director, PIMCO
Browne, Erin	Managing Director, PIMCO
Cantrill, Elizabeth Davis	Managing Director, PIMCO
Chan, Ricki	Managing Director, PIMCO
Cudzil, Michael Anthony	Managing Director, PIMCO
Davis, Joshua M.	Managing Director, PIMCO
Dawson, Craig A.	Managing Director, PIMCO
Dhawan, Pramol	Managing Director, PIMCO
Dialynas, Chris P.	Managing Director, PIMCO
Dragesic, Anna	Managing Director, PIMCO
Durham, Jennifer E.	Managing Director and Chief Compliance Officer, PIMCO
Fahmi, Mohsen	Managing Director, PIMCO
Feigley, Patrick	Managing Director, PIMCO
Fels, Joachim	Managing Director, PIMCO
Fisher III, David N.	Managing Director, PIMCO; Trustee, PIMCO-Managed Funds
Flattum, David C.	Managing Director, General Counsel, PIMCO; Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Gandolfi, Alessandro	Managing Director, PIMCO
Gannaway, Russell D.	Managing Director, PIMCO
Graham, Stuart Thomson	Managing Director, PIMCO
Granger, Nicolas	Managing Director, PIMCO
Gubner, Adam L.	Managing Director, PIMCO

Name and Address	Position with PIMCO/Principal Occupations
Gupta, Sachin	Managing Director, PIMCO
Gurtin, William	Managing Director, PIMCO
Hall, Gregory Weston	Managing Director, PIMCO
Horne, Jonathan Lane	Managing Director, PIMCO
Hyman, Daniel Herbert	Managing Director, PIMCO
Ivascyn, Daniel J.	Managing Director and Group Chief Investment Officer, PIMCO
Jessop, Andrew Richard	Managing Director, PIMCO
Johnson, Nicholas J	Managing Director, PIMCO
Kersman, Alejandro	Managing Director, PIMCO
Kiesel, Mark R.	Managing Director and Chief Investment Officer, PIMCO
Kirkowski, John Jeffrey	Managing Director, PIMCO
Korinke, Kimberley Grace	Managing Director, PIMCO
Korinke, Ryan Patrick	Managing Director, PIMCO
LeBrun, Richard R.	Managing Director, PIMCO
Manelski, Dirk Maxmillian	Managing Director, PIMCO
Mariappa, Sudesh N.	Managing Director, PIMCO
Martel, Rene	Managing Director, PIMCO
Masanao, Tomoya	Managing Director, PIMCO
Mather, Scott A.	Managing Director and Chief Investment Officer, PIMCO
Mattu, Ravi	Managing Director, PIMCO
Mead, Robert	Managing Director, PIMCO
Meggers, Julie Ann	Managing Director, PIMCO
Mittal, Mohit	Managing Director, PIMCO
Murata, Alfred T.	Managing Director, PIMCO
Murray, John William	Managing Director, PIMCO
Pagani, Lorenzo P.	Managing Director, PIMCO
Rodosky, Stephen A.	Managing Director, PIMCO
Roman, Emmanuel	Managing Director and Chief Executive Officer, PIMCO
Schneider, Jerome M	Managing Director, PIMCO
Seidner, Marc Peter	Managing Director and Chief Investment Officer, PIMCO
Shanahan, Robin Christine	Managing Director and Co-Chief Operating Officer, PIMCO
Sharenow, Greg Elliot	Managing Director, PIMCO
Shukovsky, Adam	Managing Director, PIMCO
Stahl, Cathleen Meere	Managing Director, PIMCO
Steiner, Jason Robert	Managing Director, PIMCO

Name and Address	Position with PIMCO/Principal Occupations
Stracke, Thibault C.	Managing Director, PIMCO
Strelow, Peter G	Managing Director and Co-Chief Operating Officer, PIMCO; Chairman, Trustee and Senior Vice President of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Studzinski, John Joseph	Managing Director, PIMCO
Suh, Sung-Hee	Managing Director, PIMCO
Sutherland, Eric Michael	Managing Director, PIMCO; President of PIMCO Investments, LLC
Takeuchi, Ichiro	Managing Director, PIMCO
Tournier, Eve Anne Celine	Managing Director, PIMCO
Wang, Qi	Managing Director, PIMCO
Weinstein, Jamie	Managing Director, PIMCO
Whitten, Candice Stack	Managing Director, PIMCO
Witt, Frank	Managing Director, PIMCO
Young, Robert O.	Managing Director, PIMCO

APPENDIX G

TRUSTEES AND OFFICERS OF THE TRUST

The following provides a listing of each Trustee and officer of the Trust who is an officer or director of PIMCO.

Name	Position with the Trust	Positions with PIMCO
Eric D. Johnson	President	Executive Vice President
David C. Flattum	Chief Legal Officer	Managing Director and General Counsel
Keisha Audain-Pressley	Chief Compliance Officer	Executive Vice President
Joshua D. Ratner	Senior Vice President	Executive Vice President
Peter G. Strelow	Chairman of the Board and Trustee; Senior Vice President	Managing Director and Co-Chief Operating Officer
Ryan G. Leshaw	Vice President — Senior Counsel and Secretary	Executive Vice President and Senior Counsel
Jeffrey A. Byer	Vice President	Executive Vice President
Brian J. Pittluck	Vice President	Senior Vice President
Wu-Kwan Kit	Assistant Secretary	Senior Vice President and Senior Counsel
Bijal Y. Parikh	Treasurer	Senior Vice President
Erik C. Brown	Assistant Treasurer	Executive Vice President
Brandon T. Evans	Assistant Treasurer	Vice President
Colleen D. Miller	Assistant Treasurer	Senior Vice President
Jason J. Nagler	Assistant Treasurer	Senior Vice President
H. Jessica Zhang	Assistant Treasurer	Senior Vice President

G-1

APPENDIX H

BENEFICIAL OWNERSHIP

As of February 1, 2021 the following persons owned of record or beneficially 5% or more of the Shares of a class of a Fund:

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Dividend and Income Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	278,691.111	17.44%
PIMCO Dividend and Income Fund	Institutional	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	332,920.978	20.83%
PIMCO Dividend and Income Fund	Institutional	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	544,693.809	34.09%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Dividend and Income Fund	Institutional	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	178,246.729	11.15%
PIMCO Dividend and Income Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN STREET SAN FRANCISCO CA 94105-1905	87,338.148	5.47%
PIMCO Dividend and Income Fund	Class I-2	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI, 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	135,965.218	8.53%
PIMCO Dividend and Income Fund	Class I-2	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	587,038.493	36.83%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Dividend and Income Fund	Class I-2	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX, ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	100,051.448	6.28%
PIMCO Dividend and Income Fund	Class I-2	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST, 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	116,736.967	7.32%
PIMCO Dividend and Income Fund	Class I-2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	317,314.172	19.91%
PIMCO Dividend and Income Fund	Class I-2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	172,797.879	10.84%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE Emerging Markets Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	9,737,041.730	5.88%
PIMCO RAE Emerging Markets Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND, 1633 BROADWAY NEW YORK, NY 10019	90,761,263.484	54.78%
PIMCO RAE Emerging Markets Fund	Institutional	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8,757,574.825	5.29%
PIMCO RAE Emerging Markets Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND, 1633 BROADWAY NEW YORK, NY 10019	20,882,080.053	12.60%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE Emerging Markets Fund	Class I-2	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	20,140.914	7.11%
PIMCO RAE Emerging Markets Fund	Class I-2	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	41,828.606	14.77%
PIMCO RAE Emerging Markets Fund	Class I-2	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX, ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17,023.492	6.01%
PIMCO RAE Emerging Markets Fund	Class I-2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	149,704.679	52.84%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE Emerging Markets Fund	Class I-2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	48,016.959	16.95%
PIMCO RAE Global ex-US Fund	Institutional	MITRA & CO FBO XX C/O RELIANCE TRUST COMPANY WI MAILCODE: BDXN — ATTN: MF, 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	3,911,713.507	58.75%
PIMCO RAE Global ex-US Fund	Institutional	CAPINCO C/O US BANK NA, PO BOX 1787 MILWAUKEE WI 53201-1787	2,030,448.094	30.49%
PIMCO RAE Global ex-US Fund	Class I-2	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	523.906	100.00%
PIMCO RAE Global Fund	Institutional	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	28,929,708.364	99.44%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE Global Fund	Class I-2	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	6,071.185	51.60%
PIMCO RAE Global Fund	Class I-2	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,351.619	11.49%
PIMCO RAE Global Fund	Class I-2	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	2,930.665	24.91%
PIMCO RAE Global Fund	Class I-2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,412.923	12.01%
PIMCO RAE International Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	8,083,397.222	7.49%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE International Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND, 1633 BROADWAY NEW YORK, NY 10019	41,700,256.111	38.65%
PIMCO RAE International Fund	Institutional	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	11,513,865.105	10.67%
PIMCO RAE International Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND, 1633 BROADWAY NEW YORK, NY 10019	12,162,940.784	11.27%
PIMCO RAE International Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL FUND, 1633 BROADWAY NEW YORK, NY 10019	12,909,164.863	11.96%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE International Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL US-EX FUND, 1633 BROADWAY NEW YORK, NY 10019	6,070,167.512	5.63%
PIMCO RAE International Fund	Class I-2	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	28,708.858	39.10%
PIMCO RAE International Fund	Class I-2	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7,575.320	10.32%
PIMCO RAE International Fund	Class I-2	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX, ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	21,912.312	29.84%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE International Fund	Class I-2	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD MALVERN PA 19355-2331	4,229.306	5.76%
PIMCO RAE International Fund	Class I-2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,564.821	14.39%
PIMCO RAE US Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	13,212,173.491	20.33%
PIMCO RAE US Fund	Institutional	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	13,663,483.943	21.03%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE US Fund	Institutional	SAN LUIS OBISPO COUNTY PENSION TRUST, 1000 MILL ST SN LUIS OBISP CA 93408-2703	6,985,059.455	10.75%
PIMCO RAE US Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL FUND, 1633 BROADWAY NEW YORK, NY 10019	11,268,888.314	17.34%
PIMCO RAE US Fund	Class I-2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,678,300.657	96.64%
PIMCO RAE US Small Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND, 1633 BROADWAY NEW YORK, NY 10019	35,040,264.808	73.43%
PIMCO RAE US Small Fund	Institutional	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND, 1633 BROADWAY NEW YORK, NY 10019	9,997,417.790	20.95%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE US Small Fund	Class I-2	UBS WM USA XXXXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5,696.527	5.48%
PIMCO RAE US Small Fund	Class I-2	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	40,197.255	38.69%
PIMCO RAE US Small Fund	Class I-2	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	40,458.425	38.94%
PIMCO RAE US Small Fund	Class I-2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8,571.661	8.25%
PIMCO RAE US Small Fund	Class I-2	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7,694.756	7.41%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Dividend and Income Fund	Class A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD, SAINT LOUIS MO 63131-3710	877,908.342	8.99%
PIMCO Dividend and Income Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,024,561.648	10.49%
PIMCO Dividend and Income Fund	Class A	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,323,083.742	13.55%
PIMCO Dividend and Income Fund	Class A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	649,666.973	6.65%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Dividend and Income Fund	Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	678,600.296	6.95%
PIMCO Dividend and Income Fund	Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,754,017.082	17.97%
PIMCO Dividend and Income Fund	Class C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	298,217.024	10.43%
PIMCO Dividend and Income Fund	Class C	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	555,629.079	19.42%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Dividend and Income Fund	Class C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	400,230.562	13.99%
PIMCO Dividend and Income Fund	Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	350,579.671	12.26%
PIMCO RAE Emerging Markets Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,304,553.944	82.75%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE US Small Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	98,414.884	18.58%
PIMCO RAE US Small Fund	Class A	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	314,844.204	59.43%
PIMCO RAE US Small Fund	Class A	SECURITY BENEFIT DIRECTED FIDUCIARY FBO UMB BANK FOR VARIOUS RETIREMENT ACCOUNTS, 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	37,514.519	7.08%
PIMCO RAE US Fund	Class A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD, SAINT LOUIS MO 63131-3710	136,909.147	18.89%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE US Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	166,179.491	22.93%
PIMCO RAE US Fund	Class A	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	214,707.140	29.63%
PIMCO RAE US Fund	Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	54,025.323	7.45%
PIMCO RAE International Fund	Class A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD, SAINT LOUIS MO 63131-3710	31,601.358	7.35%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE International Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	318,475.734	74.06%
PIMCO RAE International Fund	Class A	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	32,724.426	7.61%
PIMCO RAE Global Fund	Class A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD, SAINT LOUIS MO 63131-3710	15,360.872	14.51%
PIMCO RAE Global Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	27,821.772	26.28%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE Global Fund	Class A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER, 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	5,900.967	5.57%
PIMCO RAE Global Fund	Class A	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29,111.085	27.50%
PIMCO RAE Global Fund	Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,958.196	7.52%
PIMCO RAE Global ex-US Fund	Class A	SECURITY BENEFIT DIRECTED FIDUCIARY FBO UMB BANK FOR VARIOUS RETIREMENT ACCOUNTS, 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,217,123.636	93.75%

To the best of the Trust’s knowledge, as of September 30, 2020 the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the shares of each class of the Fund.

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund, as of February 1, 2021, is set forth below.

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAFI ESG U.S. ETF	US ETF	CHARLES SCHWAB & CO., INC.	254,192.000	54.08%
PIMCO RAFI ESG U.S. ETF	US ETF	ALLIANZ FUND INVESTMENTS, INC.	120,000.000	25.53%
PIMCO RAFI ESG U.S. ETF	US ETF	BOFA SECURITIES, INC. New York NY 10036	36,699.000	7.81%
PIMCO RAFI ESG U.S. ETF	US ETF	TD AMERITRADE CLEARING, INC.	34,340.000	7.31%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	US ETF	NATIONAL FINANCIAL SERVICES LLC	1,414,953.000	70.05%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	US ETF	CHARLES SCHWAB & CO., INC.	189,634.000	9.39%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	US ETF	SEI PRIVATE TRUST COMPANY/C/O GWP Oaks PA 19460	124,293.000	6.15%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	US ETF	NATIONAL FINANCIAL SERVICES LLC	2,229,605.000	72.86%

FUND	CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	US ETF	SEI PRIVATE TRUST COMPANY/ C/O GWP Oaks PA 19460	200,877.000	6.56%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	US ETF	J.P. MORGAN SECURITIES LLC/JPMC New York NY 10179	174,400.000	5.70%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	US ETF	STATE STREET BANK & TRUST COMPANY/ DTC # 0997	18,892,639.000	83.89%

PES_PROXY_032621

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

  PIMCO EQUITY SERIES

  PIMCO RAFI ETFs

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 26, 2021

The undersigned holder(s) of PIMCO Equity Series – PIMCO RAFI ETFs (the “Funds”), hereby appoint(s) Eric Johnson and Ryan Leshaw, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Portfolio (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on March 26, 2021 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated February 8, 2021. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 26, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	AGAINST	ABSTAIN
PROPOSAL
1. To approve a new sub-advisory agreement on behalf of the RAFI ETFs between Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment adviser, and Parametric;	O	O	O

4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO EQUITY SERIES

PIMCO RAE FUNDS

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 26, 2021

The undersigned holder(s) of PIMCO Equity Series – PIMCO RAE Funds (the “Funds”), hereby appoint(s) Eric Johnson and Ryan Leshaw, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Portfolio (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on March 26, 2021 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated February 8, 2021. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 26, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	AGAINST	ABSTAIN
PROPOSAL
2. To approve a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, Research Affiliates, LLC(“RALLC”), the RAE Funds’ sub-adviser, and Parametric;	O	O	O

4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO EQUITY SERIES

PIMCO DIVIDEND AND INCOME FUND

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 26, 2021

The undersigned holder(s) of PIMCO Equity Series – PIMCO Dividend and Income Fund (the “Fund”), hereby appoint(s) Eric Johnson and Ryan Leshaw, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Portfolio (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on March 26, 2021 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated February 8, 2021. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 26, 2021.

The Proxy Statement is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	AGAINST	ABSTAIN
PROPOSAL
3. To approve a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC, the PIMCO Dividend and Income Fund’s sub-adviser, and Parametric;	O	O	O

4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING